As filed with the Securities and Exchange Commission on April 27, 2007

Registration Nos. 333-87766

811-05068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 10

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

Stephen M. Morain, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on May 1, 2007 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Nonparticipating Flexible Premium Variable Life Insurance Policies

Farm Bureau Life Variable Account

NONPARTICIPATING FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICY

PROSPECTUS

May 1, 2007

Farm Bureau Life Insurance Company (“Farm Bureau,” “Company,” “we,” “us,” or “our”) is offering a nonparticipating flexible premium variable life insurance policy (the “Policy”) described in this Prospectus. Farm Bureau designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•	death proceeds upon the Insured’s death, and

•	a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the “Variable Account”). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century Investments

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

Dreyfus Socially Responsible Growth   Fund, Inc.

EquiTrust Variable Insurance Series   Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance   Products Trust

Franklin Global Real Estate Securities Fund (formerly know as Franklin Real Estate Fund)—Class 2

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—
Class 2

Templeton Growth Securities Fund—Class 2

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

Nasdaq-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Policies issued on or after May 1, 2004.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:

Farm Bureau Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

(800) 247-4170

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The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a nonparticipating flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Death Benefit

•

Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•

Death Benefit Options: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured’s date of death.

•

Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured’s Attained Age, as set forth in the Policy (referred to hereinafter as the “Corridor Death Benefit”).

•	Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

•

Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

•

Death Benefit Guarantee Rider: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Accumulated Value during the first three Policy Years (Net Surrender Value if you’ve taken a loan on your Policy) or the Net Surrender Value after the first three Policy Years is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

•

Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

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•

Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

•

Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial transfer in each Policy Year will be completed without charge. We may assess a $10 charge for each transfer after the first transfer in a Policy Year. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time). You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

•

Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the “Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds” published by Moody’s Investors Services, Inc., as described under “POLICY BENEFITS—Loan Benefits—Loan Interest Charged” on page 36. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with a net annual interest rate of 0%. Loans may have tax consequences.

Premiums

•

Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums monthly, quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

•

Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

The Policy

•

Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

•

Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

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•

Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•

Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

•

Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

Supplemental Benefits and Riders

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4%.

Risk of Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you’ve taken a loan on your Policy), or Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

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However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. (The Threshold Premium is a specified amount of premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits under the Policy. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives’ compensation.) This is a current Company practice, which is not guaranteed and can be changed at any time.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

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Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). “See Risk of Lapse” above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment(1)
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(2)	Upon a full surrender of your Policy during the first six Policy Years, and for the first six Policy Years following an increase in Specified Amount to the extent of the increase
Minimum Charge(3)		$3.18 per $1,000 of Specified Amount or Specified Amount increase	$3.18 per $1,000 of Specified Amount or Specified Amount increase
Maximum Charge(4)		$34.49 per $1,000 of Specified Amount or Specified Amount increase	$34.49 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$6.29 per $1,000 of Specified Amount or Specified Amount increase	$6.29 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer
Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

*    We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1)  For policies purchased prior to May 1, 2005, the current Premium Expense Charge is 7% of each premium payment up to the Threshold Premium for a Policy Year, then 2% of each premium payment over the Threshold Premium. The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Threshold Premium for a Policy is $284.74 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco or Preferred Tobacco. The Threshold Premium for your Policy is shown on your Policy’s data page.

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(2)  The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3)  The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco: Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(4)  The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges

(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(5)	Monthly, on the Monthly Deduction Day
Minimum Charge(6)		$0.05667 per $1,000 net amount at risk	$0.02324 per $1,000 net amount at risk
Maximum Charge(7)		$90.90909 per $1,000 net amount at risk	$59.52444 per $1,000 net amount at risk
Charge for Male, Attained Age 30, Non-Tobacco		$0.12085 per $1,000 net amount at risk	$0.07035 per $1,000 net amount at risk
Monthly Policy Expense Charge(8)	Monthly, on the Monthly Deduction Day	$7	$7
First-Year Monthly Policy Expense Charge(9)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months	$7	$7
First-Year Monthly Per $1,000 Charge(10)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months, and for the first 12 Policy Months following an increase in Specified Amount to the extent of the increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase(11)	$0.07 per $1,000 of Specified Amount or Specified Amount increase
Mortality and Expense Risk Charge	Daily	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(11)	On the Policy Anniversary or earlier, as applicable(12)	NA	2.00% (effective annual rate)

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Periodic Charges

(Optional Benefit Riders Only)

Charge(13)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(14)		$0.0034 per $1,000 of Specified Amount	$0.0018 per $1,000 of Specified Amount
Maximum Charge(15)		$5.4545 per $1,000 of Specified Amount	$3.4643 per $1,000 of Specified Amount
Charge for Male, Attained Age 30, Non-Tobacco		$0.0073 per $1,000 of Specified Amount	$0.0041 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(16)	Monthly, on the Monthly Deduction Day
Minimum Charge(17)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(18)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 30, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children’s Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(19)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(20)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Convertible Term Life Insurance Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(21)		$0.130 per $1000 of rider coverage amount	$0.068 per $1000 of rider coverage amount
Maximum Charge(22)		$1.482 per $1000 of rider coverage amount	$1.482 per $1000 of rider coverage amount
Charge for Male, Attained Age 30, Non-Tobacco for $100,000 of Term Rider		$0.238 per $1000 of rider coverage amount	$0.168 per $1000 of rider coverage amount

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Universal Daily Living Benefit Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(23)		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Maximum Charge(24)		$.54 per $1000 of rider coverage amount	$.27 per $1000 of rider coverage amount
Charge for Male, Issue Age 30, Non-Tobacco		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount

(5)  The cost of insurance charge will vary based on the Insured’s Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured’s age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6)  The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(7)  The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Tobacco or Preferred Tobacco at Attained Age 94. The current charge is $16.91106 per $1,000 net amount at risk for a Male, Tobacco at Attained Age 94.)

(8)  For any policy purchased prior to May 1, 2005, the current Monthly Policy Expense Charge is $5.00.

(9)  For any policy purchased prior to May 1, 2005, the current First-Year Monthly Policy Charge is $5.00.

(10)  For any policy purchased prior to May 1, 2005, the current First-Year Monthly Per $1,000 Charge is $0.05 per $1,000 of Specified Amount or Specified Amount increase.

(11)  The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody’s Investors Service, Inc. for the calendar month ending two months before the date on which the loan interest rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%. Currently, by company practice, the company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(12)  While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(13)  Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on the Insured’s Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured’s Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(14)  The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for the guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for the current charge.

(15)  The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred

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Tobacco). The maximum current charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The current charge is $0.9842 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(16)  The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(17)  The minimum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(18)  The maximum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(19)  The minimum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(20)  The maximum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(21)  The minimum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The minimum guaranteed charge is for a Female, Non-Tobacco for issue ages 16-25. Minimum current charge is for a Female, Super Preferred Non-Tobacco for issue ages 16-25 with a specified amount of $250,000+. Less expensive 10-year and 15-year term riders are also available. Until the state of Montana adopts the 2001 CSO table only 10-year and 20-year term riders are available, and the minimum guaranteed and current charge is $0.035 per $1000 of rider coverage amount for a Female, Issue Age 18, Super Preferred Non-Tobacco.

(22)  The maximum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The maximum guaranteed charge is for a Male, Tobacco, age 50. Maximum current charge is for a Male, Tobacco, age 50 with a specified amount of less than $100,000. Until the state of Montana adopts the 2001 CSO table, the maximum guaranteed charge is $6.7173 per $1000 of rider coverage amount and the maximum current charge is $1.2683 per $1000 of rider coverage amount for Male, Issue Age 55, Tobacco.

(23)  The minimum guaranteed and the minimum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 21-35, Non-Tobacco.

(24)  The maximum guaranteed and the maximum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 65, Tobacco.

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2006. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(25)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(26)	0.10%	1.26%

(25)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

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	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.16%

(26)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past the current year. Seven Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 13 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

The following table indicates the Investment Options’ fees and expenses for the year ended

December 31, 2006, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
American Century Investments
VP Inflation Protection Bond	0.49%	0.01%		0.00%	0.50%	0.00%	0.50%
VP Mid Cap Value	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
VP Ultra®	1.00%	0.00%		0.00%	1.00%	0.00%	1.00	%(1)
VP Value	0.93%	0.00%		0.00%	0.93%	0.00%	0.93	%(1)
VP VistaSM	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.07%		0.00%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.09	%(2)	0.00%	0.84%	0.00%	0.84%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.09%		0.00%	0.84%	0.00%	0.84%
VIF International Equity Portfolio—Initial Share Class	0.75%	0.28%		0.00%	1.03%	0.00%	1.03%
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	0.75%	0.08%		0.25%	1.08%	0.00%	1.08%

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Investment Option	Advisory Fee	Other Expenses	12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.11%	0.00%	0.31%	0.00%	0.31%
High Grade Bond Portfolio	0.30%	0.14%	0.00%	0.44%	0.00%	0.44%
Managed Portfolio	0.45%	0.10%	0.00%	0.55%	0.00%	0.55%
Money Market Portfolio	0.25%	0.29%	0.00%	0.54%	0.00%	0.54%
Strategic Yield Portfolio	0.45%	0.13%	0.00%	0.58%	0.00%	0.58%
Value Growth Portfolio	0.45%	0.13%	0.00%	0.58%	0.00%	0.58%
Fidelity® Variable Insurance Products Funds
VIP Contrafund® Portfolio—Initial Class	0.57%	0.09%	0.00%	0.66%	0.00%	0.66	%(3)
VIP Growth Portfolio—Initial Class	0.57%	0.11%	0.00%	0.68%	0.00%	0.68	%(3)
VIP Growth & Income Portfolio—Initial Class	0.47%	0.13%	0.00%	0.60%	0.00%	0.60	%(3)
VIP High Income Portfolio—Service Class 2	0.57%	0.15%	0.25%	0.97%	0.00%	0.97%
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%	0.00%	0.10%	0.00%	0.10	%(4)
VIP Mid Cap Portfolio—Service Class 2	0.57%	0.11%	0.25%	0.93%	0.00%	0.93	%(3)
VIP Overseas Portfolio—Initial Class	0.72%	0.16%	0.00%	0.88%	0.00%	0.88	%(3)

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Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Franklin Templeton
Franklin Global Real Estate Securities Fund—Class 2	0.47%	0.03%		0.25%	0.75%	0.00%	0.75	%(5)
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.20%		0.25%	0.96%	0.03%	0.93	%(6)
Franklin Small-Mid Cap Growth Securities Fund—Class 2	0.48%	0.30%		0.25%	1.03%	0.01%	1.02	%(6)
Franklin U.S. Government Fund—Class 2	0.49%	0.05%		0.25%	0.79%	0.00%	0.79	%(7)
Mutual Shares Securities Fund—Class 2	0.60%	0.21%		0.25%	1.06%	0.00%	1.06%
Templeton Growth Securities Fund—Class 2	0.74%	0.04%		0.25%	1.03%	0.00%	1.03	%(7)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.56	%(2)	0.00%	1.26%	0.00%	1.26	%(8)
JPMorgan Small Company Portfolio	0.60%	0.56	%(2)	0.00%	1.16%	0.00%	1.16	%(8)
Summit Pinnacle Series
Nasdaq-100® Index Portfolio	0.35%	0.30%		0.00%	0.65%	0.00%	0.65	%(9)
Russell 2000® Small Cap Index Portfolio	0.35%	0.32	%(2)	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400® Index Portfolio	0.30%	0.23%		0.00%	0.53%	0.00%	0.53%
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
Mid-Cap Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
Personal Strategy Balanced Portfolio	0.90%	0.02	%(2)	0.00%	0.92%	0.02%	0.90	%(10)(11)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%	1.05%	0.00%	1.05	%(10)

(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Information regarding other expenses, which include the fees and expenses of the Fund’s independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund’s prospectus.

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(2)  Other expenses include acquired fund fees and expenses of 0.02% for the VIF Developing Leaders, Russell 2000 Small Cap Index and Personal Strategy Balanced Portfolios, and 0.01% for the Mid Cap Value and Small Company Portfolios.

(3)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.67%, Growth & Income Portfolio 0.59%, Mid Cap Portfolio 0.91% and Overseas Portfolio 0.81%. This arrangement may be discontinued by the Fund’s manager at any time.

(4)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund’s shareholders and board of trustees.

(5)  The Fund’s fees and expenses have been restated as if the Fund’s new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008.

(6)  The Fund’s manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

(7)  The Fund administration fee is paid indirectly through the management fee.

(8)  Total expenses reflect a written agreement pursuant to which the Portfolio’s administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio (excluding acquired Fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2008 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio’s administrator may voluntarily waive or reimburse certain of its fees, as it may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, total expenses for the Mid Cap Value Portfolio would be 1.00%.

(9)  The Fund’s adviser has contractually agreed to limit total expenses to the extent they exceed 0.65% of the average net assets of the Nasdaq-100 Index Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(10)  Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio’s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(11)  The Portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.88%.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2006, Iowa Farm Bureau Federation owned shares of various classes representing 64.20% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

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The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 39 Subaccounts but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the “SEC”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the

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prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund

•      This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Value Fund

•      This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

•      This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

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Portfolio	Investment Objective(s) and Principal Investments
Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

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Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign equity securities. The Portfolio may also invest in U.S. issuers.

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Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund (formerly known as Franklin Real Estate Fund)	• This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Franklin Small-Mid Cap Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Fund

•      This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

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J.P. Morgan Series Trust II.  J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•      This Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio

•      This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

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T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid-Cap Growth Index.

          *The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Policies issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

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We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

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THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts. We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility.  We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums.  You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic

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premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Restatement—Lapse”).

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See Footnote One on page 8 and the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums.  If you selected the optional Death Benefit Guarantee Rider, your Policy’s data page will show a “Death Benefit Guarantee Monthly Premium.” On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

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However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy’s Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums.  Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations.  In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums.  We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums.  The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See “CHARGES AND DEDUCTIONS—Premium Expense Charge.”)

Allocating Net Premiums.  In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, if your Policy was issued on or after May 1, 2004, you may not allocate Net Premiums to the T. Rowe Price Mid-Cap Growth Subaccount. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2) before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

The following additional rules apply to Net Premium allocations:

•

You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

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•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

•	Each premium payment you submit may be directed to a maximum of 10 Investment Options available under the Policy, including the Declared Interest Option.

•

You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

•	the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

•	any premium expense charges we deducted, plus

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

•	amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) AND a Grace Period expires without a sufficient payment.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See “THE POLICY—Premiums—Death Benefit Guarantee Premiums.”)

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See Footnote One on page 8 and the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

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To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement.  Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory;

•	A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

•	An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See “POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”), and benefits upon the maturity of a Policy (see “POLICY BENEFITS—Benefits at Maturity”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges.  At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice

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to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee”). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

You may request a partial withdrawal from or surrender of your Policy via facsimile.

•	Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders.  The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.

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Partial Withdrawals.  You may obtain a portion of the Policy’s Net Surrender Value as a partial withdrawal from the Policy.

•	A partial withdrawal must be at least $500.

•	A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy’s Accumulated Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Accumulated Value will be reduced by the amount of the partial withdrawal.

•

If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy’s Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See “POLICY BENEFITS—Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”) For a discussion of the tax consequences associated with partial withdrawals, see “FEDERAL TAX MATTERS.”

Net Accumulated Value.  Net Accumulated Value equals the Policy’s Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option)

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among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•

All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

•	All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy’s total Accumulated Value in the Variable Account equals the sum of the Policy’s Accumulated Value in each Subaccount.

Unit Value.  Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

•

Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account. However, if your Policy was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

•

You may make transfers by written request to our Home Office or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

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•

The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

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We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer fee for the first twelve transfers during a Policy Year.

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We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”) The Company reserves the right to increase the transfer charge.

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	The minimum amount of each transfer is $100.

•

Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

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•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by

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Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Policyowners.

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We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Loan Benefits

Policy Loans.  So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy’s Net Surrender Value.) The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan.  When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy’s Accumulated Value in each Subaccount bears to the Policy’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.”)

Loan Interest Charged.  The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the “Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds” as published by Moody’s Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance.  Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 4%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest

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credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt.  Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without value (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt.  You may repay Policy Debt in whole or in part any time during the Insured’s life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured’s death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

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•

If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”) We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

Death Benefit Guarantee Rider.  If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See “THE POLICY—Premiums—Death Benefit Guarantee Premiums.”) Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

(b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options.  Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death.

Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

(1) the sum of the current Specified Amount and the Accumulated Value, or

(2) the Corridor Death Benefit

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•	the Corridor Death Benefit

Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current

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Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

Changing the Death Benefit Option.  You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company’s underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage.  After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy’s Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

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Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy’s death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see “FEDERAL TAX MATTERS”).

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in the state of Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy’s Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See “POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.”) We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is 7%. (For any policy purchased prior to May 1, 2005, the premium expense charge is 7% of each premium up to the Threshold Premium and 2% of each premium over the Threshold Premium). It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added

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by rider (see “ADDITIONAL INSURANCE BENEFITS”), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy’s Net Accumulated Value in the Declared Interest Option and the Policy’s Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

Cost of Insurance.  This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk.  The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a) is the Specified Amount;

(b) is 1.00327371; and

(c) is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

[1]	Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

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Cost of Insurance Rate.  We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits.  The monthly deduction will include charges for any additional benefits provided by rider. (See “ADDITIONAL INSURANCE BENEFITS.)

Monthly Policy Expense Charge.  We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $7 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month. (For any policy purchased prior to May 1, 2005, we assess a $5 monthly administrative charge against each policy.)

First-Year Monthly Per $1,000 Charge.  We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, and establishing policy records. The monthly per unit charge is $0.07 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

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(For any policy purchased prior to May 1, 2005, the monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount.)

First-Year Monthly Policy Expense Charge.  We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $7 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month. (For any policy purchased prior to May 1, 2005, the first-year monthly policy expense charge is $5 per Policy Month.)

Transfer Charge

The Company waives fees for the first twelve transfers during a Policy Year. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer.

•	We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

•	Once we issue a Policy, we will not increase this charge for the life of the Policy.

•

We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

•	The Company reserves the right to increase the transfer charge.

Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

Surrender Charge

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$10.49	$ 6.84	$ 9.76
50	$26.80	$15.49	$24.41
70	$34.49	$34.49	$34.49

The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See “APPENDIX B—Maximum Surrender Charges” in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

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Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

•	terminally ill,

•	under 65 years of age and totally disabled, or

•	stays in a qualified nursing care center for 90 consecutive days or more.

Variable Account Charges

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes.  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses.  The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

Illustrative Report Fee.  Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

Policy Loan Interest Spread.  The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody’s Investors Services, Inc. for the calendar month ending two months before the date on which the loan interest is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%.

While a Policy is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of the loan repayment, Policy Lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, we may allow a loan spread of 9% on a loan in an amount equal to or less than the gain under the Policy. Otherwise, the current Policy Loan Interest Spread is an effective annual interest rate of 2%.

Compensation. For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate

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accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy’s Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

•

Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we

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will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

•

Universal Waiver of Charges. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

•

Universal Convertible Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

•

Universal Daily Living Benefit Rider. This rider provides that, in the event the Insured becomes chronically ill (as defined in the rider) for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future, upon a one time election of the chronic illness benefit by the Policyowner, the Company will make a payment(s) of an amount up to the Specified Amount under the rider, subject to conditions set forth in the rider. If you elect this rider, the monthly deduction will be increased based upon a specified dollar rate per $1,000 of chronic illness benefit coverage.

•

Universal Children’s Term Life Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

•

Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

•

Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

Not all riders are available in all states, and state variations may apply.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deduction” in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

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Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1) the rider is not valid if the Policy is within five years of being matured,

(2) the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)	we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)	we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)	the rider is not effective where:

(a)	you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)	the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

GENERAL PROVISIONS

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

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Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into a selling agreement with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. EquiTrust Marketing also receives annual compensation of $100 per registered representative from us for acting as principal underwriter.

We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are: 110% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of Threshold Premiums in each Policy Year after the first Policy Year and 4%

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of premiums above that amount paid in the Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. Managers of EquiTrust Marketing’s registered representatives may also receive commission overrides on the registered representatives’ commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

EquiTrust Marketing passes through all commissions it receives to its registered representatives and to selling firms, and does not retain any override as distributor for the Policies. Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing’s registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

See “DISTRIBUTION OF THE POLICIES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD’s toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

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FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

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Modified Endowment Contracts.  Under the Internal Revenue code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances where there is a reduction in the benefits under the Policy at any time (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:

(1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

(4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts

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securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies.  All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Death Benefits.  The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Exchanges.  The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under “THE POLICY—Exchange Privilege” generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an

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employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner’s estate upon the Policyowner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may

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require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits.  To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

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Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic

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transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney’s fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner’s signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

•

the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•

an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

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FINANCIAL STATEMENTS

The Variable Account’s statements of net assets as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited balance sheets of the Company at December 31, 2006 and 2005 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-800-247-4170, or write to us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy’s death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy. We reserve the right to assess an Illustrative Report Fee of $25 for each additional copy of personalized illustrations that a Policyowner requests in a Policy Year. We do not currently assess such a charge.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-05068

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GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Corridor Death Benefit: The Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a) A certified copy of the death certificate;

(b) A certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) Any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company’s principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured’s Attained Age 115 (Attained Age 95 in the state of Utah). It is the date when the Policy terminates and the Policy’s Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner’s estate.

G-1

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount’s securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”).

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Threshold Premium: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

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STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

1-800-247-4170

FARM BUREAU LIFE VARIABLE ACCOUNT

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the nonparticipating flexible premium variable life insurance policy (the “Policy”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

May 1, 2007

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2006, Iowa Farm Bureau Federation owned shares of various classes representing 64.20% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•	the end of the Grace Period if insufficient premiums are received;

•	the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

•	the death of the Insured; or

•	the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•	the current death benefit,

•	the Accumulated Value in each Subaccount and in the Declared Interest Option,

•	outstanding Policy Debt, and

•	premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Payment Options

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured’s death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1) the proceeds are less than $2,000;

(2) periodic payments would be less than $20; or

(3) the payee is an assignee, estate, trustee, partnership, corporation or association.

You may also choose a lump sum payment under a Living Tradition AccountTM (“LTA”). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims paying ability of the Company. The LTA is part of our general account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee’s estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured’s death, on surrender or on the Maturity Date.

Option A—Proceeds Left at Interest.  Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option B—Payment for a Designated Number of Years.  Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option C—Payment of Life Income.  Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option D—Payment of a Designated Amount.  Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Alternate Payment Options.  The Company may make available alternative payment options.

A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil

Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

•	Accumulated Value will reflect a number of factors, including

•	premiums paid,

•	partial withdrawals,

•	Policy Loans,

•	charges assessed in connection with the Policy,

•	interest earned on the Accumulated Value in the Declared Interest Option, and

•	investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)	is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)	a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA

Average Annual Total Return Calculations

Subaccount Performance.  Each Subaccount may advertise its average annual total return. We calculate each Subaccount’s average annual total return quotation under the following method:

•	A hypothetical $1,000 investment in each Subaccount on the first day of the period at the maximum offering price (“initial investment”) is assumed.

•

We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

•	The ending value is divided by the initial investment.

•

This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Investment Option Performance.  Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

DISTRIBUTION OF THE POLICIES

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

EquiTrust Marketing offers the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to EquiTrust Marketing*	Aggregate Amount of Commission Retained by EquiTrust Marketing After Payments to its Registered Representatives
2004	$3,986,060	$0
2005	$4,529,761	$0
2006	$4,693,173	$0

* Includes sales compensation paid to registered representatives of EquiTrust Marketing.

EquiTrust Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. EquiTrust Marketing also receives annual compensation of $100 per registered representative from us for acting as principal underwriter.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2006 and 2005 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account (the Account), comprising the American Century Mid Cap Value, Inflation Protection Bond, Ultra, Value, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2006, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 12, 2007

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2006

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$3,156	$3,504	$587,318	$2,718	$912,101	$549,032	$888,088	$193,674
Receivable from Farm Bureau Life Insurance Company	38	—	1,262	30	4,801	659	1,636	409
Receivable for investments sold	—	2	—	—	—	—	—	—

Total Assets	3,194	3,506	588,580	2,748	916,902	549,691	889,724	194,083
Liabilities
Payable to Farm Bureau Life Insurance Company	—	2	—	—	—	—	—	—
Payable for investments purchased	38	—	1,262	30	4,801	659	1,636	409

Total Liabilities	38	2	1,262	30	4,801	659	1,636	409

Net assets	$3,156	$3,504	$587,318	$2,718	$912,101	$549,032	$888,088	$193,674

Net assets
Accumulation units	$3,156	$3,504	$587,318	$2,718	$912,101	$549,032	$888,088	$193,674

Total net assets	$3,156	$3,504	$587,318	$2,718	$912,101	$549,032	$888,088	$193,674

Investments in shares of mutual funds, at cost	$3,069	$3,516	$561,646	$2,613	$798,560	$467,789	$821,040	$156,134
Shares of mutual funds owned	233.98	347.28	58,497.79	310.95	57,947.96	12,903.22	21,129.85	7,583.18
Accumulation units outstanding	270.32	343.40	51,931.18	240.08	60,501.47	42,539.57	64,730.41	14,974.53
Accumulation unit value	$11.68	$10.20	$11.31	$11.32	$15.08	$12.91	$13.72	$12.93

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

	Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount
Assets
Investments in shares of mutual funds, at market	$480,207	$1,287,233	$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844
Receivable from Farm Bureau Life Insurance Company	742	3,370	66	5,485	2,386	9,648	598	1,801
Receivable for investments sold	—	—	—	—	—	—	—	—

Total Assets	480,949	1,290,603	239,364	47,204,410	9,555,358	44,925,623	1,248,559	12,473,645
Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	742	3,370	66	5,485	2,386	9,648	598	1,801

Total Liabilities	742	3,370	66	5,485	2,386	9,648	598	1,801

Net assets	$480,207	$1,287,233	$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844

Net assets
Accumulation units	$480,207	$1,287,233	$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844

Total net assets	$480,207	$1,287,233	$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844

Investments in shares of mutual funds, at cost	$396,901	$1,065,213	$209,649	$40,627,905	$9,527,229	$34,762,447	$1,247,961	$12,642,681
Shares of mutual funds owned	19,371.00	64,105.21	8,479.73	1,162,248.84	943,969.61	2,752,204.35	1,247,961.20	1,357,110.37
Accumulation units outstanding	38,961.45	59,847.75	22,715.05	968,618.26	332,845.73	1,045,030.83	76,424.92	345,792.33
Accumulation unit value	$12.33	$21.51	$10.53	$48.73	$28.70	$42.98	$16.33	$36.07

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount
Assets
Investments in shares of mutual funds, at market	$40,790,642	$14,259,232	$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115
Receivable from Farm Bureau Life Insurance Company	—	2,519	8,731	8,829	2,645	7,919	—	582
Receivable for investments sold	5,662	—	—	—	—	—	1,586	—

Total Assets	40,796,304	14,261,751	13,863,348	5,488,280	735,241	11,943,353	3,177,544	4,630,697
Liabilities
Payable to Farm Bureau Life Insurance Company	5,662	—	—	—	—	—	1,586	—
Payable for investments purchased	—	2,519	8,731	8,829	2,645	7,919	—	582

Total Liabilities	5,662	2,519	8,731	8,829	2,645	7,919	1,586	582

Net assets	$40,790,642	$14,259,232	$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115

Net assets
Accumulation units	$40,790,642	$14,259,232	$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115

Total net assets	$40,790,642	$14,259,232	$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115

Investments in shares of mutual funds, at cost	$29,772,315	$11,334,916	$13,541,581	$4,632,285	$751,167	$10,010,350	$2,720,485	$3,242,122
Shares of mutual funds owned	2,703,157.17	453,105.57	386,245.25	339,916.34	117,215.31	73,967.74	92,728.70	193,162.93
Accumulation units outstanding	1,355,832.13	924,560.53	1,492,276.88	490,439.84	45,380.54	1,095,982.51	153,066.02	322,013.93
Accumulation unit value	$30.09	$15.42	$9.28	$11.17	$16.14	$10.89	$20.75	$14.38

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Assets
Investments in shares of mutual funds, at market	$2,697,205	$1,400,626	$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504
Receivable from Farm Bureau Life Insurance Company	—	3,895	2,672	2,401	259	2,782	3,725	3,390
Receivable for investments sold	1,809	—	—	—	—	—	—	—

Total Assets	2,699,014	1,404,521	943,695	1,243,513	1,006,110	1,099,365	1,474,887	988,894
Liabilities
Payable to Farm Bureau Life Insurance Company	1,809	—	—	—	—	—	—	—
Payable for investments purchased	—	3,895	2,672	2,401	259	2,782	3,725	3,390

Total Liabilities	1,809	3,895	2,672	2,401	259	2,782	3,725	3,390

Net assets	$2,697,205	$1,400,626	$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504

Net assets
Accumulation units	$2,697,205	$1,400,626	$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504

Total net assets	$2,697,205	$1,400,626	$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504

Investments in shares of mutual funds, at cost	$2,373,353	$1,195,555	$819,808	$1,260,236	$843,916	$886,042	$1,183,048	$890,531
Shares of mutual funds owned	77,774.08	74,541.02	42,522.52	99,130.37	49,137.83	68,837.59	46,614.78	55,303.23
Accumulation units outstanding	120,095.48	63,113.09	71,207.95	105,728.35	61,781.14	62,626.08	71,795.96	57,764.50
Accumulation unit value	$22.46	$22.19	$13.22	$11.74	$16.28	$17.51	$20.49	$17.06

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$1,229,333	$1,923,004	$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221
Receivable from Farm Bureau Life Insurance Company	1,512	2,856	3,291	7,292	3,106	3,122	4,589	—
Receivable for investments sold	—	—	—	—	—	—	—	76

Total Assets	1,230,845	1,925,860	2,163,922	3,284,079	9,383,797	3,952,380	8,031,242	2,393,297
Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—	—	76
Payable for investments purchased	1,512	2,856	3,291	7,292	3,106	3,122	4,589	—

Total Liabilities	1,512	2,856	3,291	7,292	3,106	3,122	4,589	76

Net assets	$1,229,333	$1,923,004	$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221

Net assets
Accumulation units	$1,229,333	$1,923,004	$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221

Total net assets	$1,229,333	$1,923,004	$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221

Investments in shares of mutual funds, at cost	$1,045,274	$1,543,880	$1,828,145	$2,877,655	$7,708,743	$3,386,603	$6,564,122	$1,746,932
Shares of mutual funds owned	50,238.36	25,919.99	31,209.46	131,915.73	392,826.27	183,515.69	410,150.89	133,178.70
Accumulation units outstanding	85,244.36	106,978.63	123,899.63	213,462.57	507,002.59	413,614.86	522,373.29	188,593.02
Accumulation unit value	$14.42	$17.98	$17.44	$15.35	$18.50	$9.55	$15.37	$12.69

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	American Century Variable Portfolios, Inc.*					Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount(1)	Inflation Protection Bond Subaccount(1)	Ultra Subaccount	Value Subaccount(1)	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount
Income:
Dividends	$18	$36	$—	$—	$—	$5,894	$3,085	$1,295
Expenses:
Mortality and expense risk	(5)	(11)	(4,787)	(5)	(6,465)	(3,854)	(7,316)	(1,473)

Net investment income (loss)	13	25	(4,787)	(5)	(6,465)	2,040	(4,231)	(178)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	18	1	11,652	17	20,914	12,657	27,200	5,561
Realized gain distributions	77	—	—	—	2,205	—	63,797	—

Total realized gain (loss) on investments	95	1	11,652	17	23,119	12,657	90,997	5,561
Change in unrealized appreciation/depreciation of investments	87	(12)	(27,341)	105	35,849	51,564	(62,223)	18,301

Net increase (decrease) in net assets from operations	$195	$14	$(20,476)	$117	$52,503	$66,261	$24,543	$23,684

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Operations (continued)

	Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount
Income:
Dividends	$3,280	$5,030	$—	$835,526	$463,951	$990,202	$53,266	$721,748
Expenses:
Mortality and expense risk	(3,668)	(7,388)	(1,539)	(390,418)	(81,782)	(384,252)	(10,957)	(106,955)

Net investment income (loss)	(388)	(2,358)	(1,539)	445,108	382,169	605,950	42,309	614,793
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	13,236	19,921	4,323	1,204,056	(7,927)	336,579	—	(107,507)
Realized gain distributions	—	—	—	—	—	2,325,403	—	—

Total realized gain (loss) on investments	13,236	19,921	4,323	1,204,056	(7,927)	2,661,982	—	(107,507)
Change in unrealized appreciation/depreciation of investments	41,373	140,448	13,512	5,066,145	(24,737)	1,238,472	—	175,478

Net increase (decrease) in net assets from operations	$54,221	$158,011	$16,296	$6,715,309	$349,505	$4,506,404	$42,309	$682,764

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Operations (continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount
Income:
Dividends	$526,574	$167,103	$50,910	$44,009	$54,020	$180,621	$3,643	$33,239
Expenses:
Mortality and expense risk	(346,551)	(112,906)	(119,499)	(45,031)	(5,418)	(97,358)	(23,451)	(36,519)

Net investment income (loss)	180,023	54,197	(68,589)	(1,022)	48,602	83,263	(19,808)	(3,280)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	322,910	54,229	(461,990)	(3,698)	479	(62,103)	50,460	(9,019)
Realized gain distributions	—	1,114,719	—	122,967	—	—	242,912	23,108

Total realized gain (loss) on investments	322,910	1,168,948	(461,990)	119,269	479	(62,103)	293,372	14,089
Change in unrealized appreciation/depreciation of investments	3,609,749	74,401	1,302,950	471,400	10,951	1,504,622	(28,592)	643,665

Net increase (decrease) in net assets from operations	$4,112,682	$1,297,546	$772,371	$589,647	$60,032	$1,525,782	$244,972	$654,474

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Operations (continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Income:
Dividends	$41,482	$6,001	$—	$40,004	$10,527	$11,278	$6,623	$—
Expenses:
Mortality and expense risk	(17,885)	(8,722)	(6,393)	(8,435)	(6,970)	(7,644)	(10,581)	(6,317)

Net investment income (loss)	23,597	(2,721)	(6,393)	31,569	3,557	3,634	(3,958)	(6,317)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	23,659	15,623	21,063	(5,463)	16,732	15,324	36,578	18,179
Realized gain distributions	161,104	33,580	—	—	26,810	31,420	26,761	17,665

Total realized gain (loss) on investments	184,763	49,203	21,063	(5,463)	43,542	46,744	63,339	35,844
Change in unrealized appreciation/depreciation of investments	181,045	88,203	38,739	7,294	79,331	117,164	116,954	58,633

Net increase (decrease) in net assets from operations	$389,405	$134,685	$53,409	$33,400	$126,430	$167,542	$176,335	$88,160

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Operations (continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$1,371	$9,320	$13,890	$41,305	$—	$1,802	$154,989	$26,325
Expenses:
Mortality and expense risk	(9,845)	(14,678)	(16,700)	(21,734)	(81,957)	(33,211)	(65,493)	(18,929)

Net investment income (loss)	(8,474)	(5,358)	(2,810)	19,571	(81,957)	(31,409)	89,496	7,396
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	49,165	44,344	50,786	19,446	176,725	(64,437)	58,353	(7,655)
Realized gain distributions	—	45,990	60,623	82,290	1,163,971	50,462	232,278	7,898

Total realized gain (loss) on investments	49,165	90,334	111,409	101,736	1,340,696	(13,975)	290,631	243
Change in unrealized appreciation/depreciation of investments	22,672	157,511	39,687	298,857	(749,823)	281,322	388,589	350,349

Net increase (decrease) in net assets from operations	$63,363	$242,487	$148,286	$420,164	$508,916	$235,938	$768,716	$357,988

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

	American Century Variable Portfolios, Inc.*
	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount
	Period Ended December 31		Period Ended December 31		Year Ended December 31		Period Ended December 31
	2006(1)	2005	2006(1)	2005	2006	2005	2006(1)	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$13	$—	$25	$—	$(4,787)	$(3,882)	$(5)	$—
Net realized gain (loss) on investments	95	—	1	—	11,652	14,753	17	—
Change in unrealized appreciation/depreciation of investments	87	—	(12)	—	(27,341)	(38)	105	—

Net increase (decrease) in net assets from operations	195	—	14	—	(20,476)	10,833	117	—
Contract transactions:
Transfers of net premiums	1,217	—	1,050	—	182,018	184,869	997	—
Transfers of surrenders and death benefits	—	—	—	—	(15,525)	(15,686)	—	—
Transfers of policy loans	—	—	—	—	(9,233)	(10,452)	—	—
Transfers of cost of insurance and other charges	(215)	—	(545)	—	(69,762)	(62,237)	(323)	—
Transfers between subaccounts, including Declared Interest Option account	1,959	—	2,985	—	11,802	34,437	1,927	—

Net increase (decrease) in net assets from contract transactions	2,961	—	3,490	—	99,300	130,931	2,601	—

Total increase (decrease) in net assets	3,156	—	3,504	—	78,824	141,764	2,718	—
Net assets at beginning of period	—	—	—	—	508,494	366,730	—	—

Net assets at end of period	$3,156	$—	$3,504	$—	$587,318	$508,494	$2,718	$—

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*
	Vista Subaccount		Appreciation Subaccount		Developing Leaders Subaccount		Disciplined Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6,465)	$(3,879)	$2,040	$(2,877)	$(4,231)	$(5,575)	$(178)	$(1,109)
Net realized gain (loss) on investments	23,119	9,909	12,657	8,322	90,997	5,595	5,561	2,588
Change in unrealized appreciation/depreciation of investments	35,849	30,270	51,564	5,754	(62,223)	36,625	18,301	5,530

Net increase (decrease) in net assets from operations	52,503	36,300	66,261	11,199	24,543	36,645	23,684	7,009
Contract transactions:
Transfers of net premiums	299,662	209,187	139,918	135,042	276,394	254,418	48,023	49,882
Transfers of surrenders and death benefits	(17,188)	(15,568)	(9,716)	(9,717)	(58,171)	(11,495)	(5,160)	(3,496)
Transfers of policy loans	(15,863)	(5,869)	(7,221)	(2,645)	(18,572)	(18,290)	(657)	(634)
Transfers of cost of insurance and other charges	(90,422)	(65,584)	(39,654)	(33,233)	(97,103)	(80,918)	(17,656)	(15,540)
Transfers between subaccounts, including Declared Interest Option account	112,007	113,037	29,844	(20,748)	17,531	36,371	(1,615)	338

Net increase (decrease) in net assets from contract transactions	288,196	235,203	113,171	68,699	120,079	180,086	22,935	30,550

Total increase (decrease) in net assets	340,699	271,503	179,432	79,898	144,622	216,731	46,619	37,559
Net assets at beginning of period	571,402	299,899	369,600	289,702	743,466	526,735	147,055	109,496

Net assets at end of period	$912,101	$571,402	$549,032	$369,600	$888,088	$743,466	$193,674	$147,055

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*
	Dreyfus Growth & Income Subaccount		International Equity Subaccount		Socially Responsible Growth Subaccount		Blue Chip Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(388)	$1,552	$(2,358)	$(1,774)	$(1,539)	$(1,071)	$445,108	$431,506
Net realized gain (loss) on investments	13,236	1,518	19,921	5,998	4,323	387	1,204,056	1,019,573
Change in unrealized appreciation/depreciation of investments	41,373	7,472	140,448	45,184	13,512	4,655	5,066,145	(884,000)

Net increase (decrease) in net assets from operations	54,221	10,542	158,011	49,408	16,296	3,971	6,715,309	567,079
Contract transactions:
Transfers of net premiums	133,306	133,304	299,426	107,352	99,652	49,032	5,805,026	6,264,716
Transfers of surrenders and death benefits	(22,940)	(6,226)	(36,976)	(4,633)	(10,708)	(6,725)	(1,828,143)	(1,948,973)
Transfers of policy loans	(3,598)	(6,071)	(10,435)	(7,816)	(2,743)	(1,630)	(624,513)	(496,448)
Transfers of cost of insurance and other charges	(43,456)	(37,638)	(91,830)	(37,087)	(16,358)	(14,012)	(3,362,679)	(3,402,359)
Transfers between subaccounts, including Declared Interest Option account	(2,518)	28,524	507,199	143,133	12,071	13,129	(1,528,483)	(1,007,266)

Net increase (decrease) in net assets from contract transactions	60,794	111,893	667,384	200,949	81,914	39,794	(1,538,792)	(590,330)

Total increase (decrease) in net assets	115,015	122,435	825,395	250,357	98,210	43,765	5,176,517	(23,251)
Net assets at beginning of period	365,192	242,757	461,838	211,481	141,088	97,323	42,022,408	42,045,659

Net assets at end of period	$480,207	$365,192	$1,287,233	$461,838	$239,298	$141,088	$47,198,925	$42,022,408

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*
	High Grade Bond Subaccount		Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$382,169	$325,031	$605,950	$341,068	$42,309	$18,134	$614,793	$558,169
Net realized gain (loss) on investments	(7,927)	19,361	2,661,982	1,250,401	—	—	(107,507)	(49,410)
Change in unrealized appreciation/depreciation of investments	(24,737)	(193,572)	1,238,472	(124,817)	—	—	175,478	(239,927)

Net increase (decrease) in net assets from operations	349,505	150,820	4,506,404	1,466,652	42,309	18,134	682,764	268,832
Contract transactions:
Transfers of net premiums	1,367,023	1,356,857	4,339,598	4,396,170	310,546	332,389	1,572,507	1,542,514
Transfers of surrenders and death benefits	(444,225)	(330,489)	(1,593,939)	(1,719,455)	(30,519)	(44,808)	(422,714)	(415,656)
Transfers of policy loans	(80,272)	(90,108)	(445,369)	(399,726)	(21,856)	(16,535)	(108,672)	(126,539)
Transfers of cost of insurance and other charges	(794,027)	(749,251)	(3,225,628)	(3,148,437)	(121,817)	(129,130)	(989,001)	(967,558)
Transfers between subaccounts, including Declared Interest Option account	211,573	161,390	(546,483)	264,939	(120,401)	(65,614)	(111,094)	245,479

Net increase (decrease) in net assets from contract transactions	260,072	348,399	(1,471,821)	(606,509)	15,953	76,302	(58,974)	278,240

Total increase (decrease) in net assets	609,577	499,219	3,034,583	860,143	58,262	94,436	623,790	547,072
Net assets at beginning of period	8,943,395	8,444,176	41,881,392	41,021,249	1,189,699	1,095,263	11,848,054	11,300,982

Net assets at end of period	$9,552,972	$8,943,395	$44,915,975	$41,881,392	$1,247,961	$1,189,699	$12,471,844	$11,848,054

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*		Fidelity Variable Insurance Products Funds*
	Value Growth Subaccount		Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$180,023	$87,733	$54,197	$(60,632)	$(68,589)	$(50,417)	$(1,022)	$24,456
Net realized gain (loss) on investments	322,910	156,118	1,168,948	(142)	(461,990)	(526,311)	119,269	(64,520)
Change in unrealized appreciation/depreciation of investments	3,609,749	1,748,764	74,401	1,569,511	1,302,950	1,188,000	471,400	338,828

Net increase (decrease) in net assets from operations	4,112,682	1,992,615	1,297,546	1,508,737	772,371	611,272	589,647	298,764
Contract transactions:
Transfers of net premiums	3,991,545	4,053,101	2,120,920	1,773,217	2,368,166	2,574,245	873,678	851,287
Transfers of surrenders and death benefits	(1,407,803)	(1,300,278)	(550,719)	(467,525)	(573,074)	(554,716)	(205,510)	(158,472)
Transfers of policy loans	(391,812)	(358,600)	(243,825)	(135,498)	(249,099)	(168,287)	(57,996)	(62,371)
Transfers of cost of insurance and other charges	(2,882,159)	(2,867,257)	(1,067,327)	(868,498)	(1,109,639)	(1,119,733)	(424,322)	(406,761)
Transfers between subaccounts, including Declared Interest Option account	(558,404)	(363,261)	1,390,774	474,932	(467,688)	(496,621)	(89,077)	(54,863)

Net increase (decrease) in net assets from contract transactions	(1,248,633)	(836,295)	1,649,823	776,628	(31,334)	234,888	96,773	168,820

Total increase (decrease) in net assets	2,864,049	1,156,320	2,947,369	2,285,365	741,037	846,160	686,420	467,584
Net assets at beginning of period	37,926,593	36,770,273	11,311,863	9,026,498	13,113,580	12,267,420	4,793,031	4,325,447

Net assets at end of period	$40,790,642	$37,926,593	$14,259,232	$11,311,863	$13,854,617	$13,113,580	$5,479,451	$4,793,031

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*
	High Income Subaccount		Index 500 Subaccount		Mid-Cap Subaccount		Overseas Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$48,602	$55,461	$83,263	$77,742	$(19,808)	$(12,706)	$(3,280)	$(8,162)
Net realized gain (loss) on investments	479	4,509	(62,103)	(88,867)	293,372	50,594	14,089	(57,525)
Change in unrealized appreciation/depreciation of investments	10,951	(52,389)	1,504,622	400,410	(28,592)	208,204	643,665	624,948

Net increase (decrease) in net assets from operations	60,032	7,581	1,525,782	389,285	244,972	246,092	654,474	559,261
Contract transactions:
Transfers of net premiums	261,785	208,997	1,963,671	2,012,496	681,607	493,573	600,288	584,999
Transfers of surrenders and death benefits	(26,194)	(19,675)	(524,007)	(478,279)	(133,130)	(26,815)	(179,838)	(170,870)
Transfers of policy loans	(9,314)	(14,168)	(194,752)	(162,311)	(35,924)	(27,913)	(75,264)	(37,930)
Transfers of cost of insurance and other charges	(96,250)	(73,651)	(932,661)	(898,789)	(276,655)	(173,732)	(312,373)	(265,550)
Transfers between subaccounts, including Declared Interest Option account	53,611	73,626	(208,127)	21,961	846,709	298,036	258,365	(14,457)

Net increase (decrease) in net assets from contract transactions	183,638	175,129	104,124	495,078	1,082,607	563,149	291,178	96,192

Total increase (decrease) in net assets	243,670	182,710	1,629,906	884,363	1,327,579	809,241	945,652	655,453
Net assets at beginning of period	488,926	306,216	10,305,528	9,421,165	1,848,379	1,039,138	3,684,463	3,029,010

Net assets at end of period	$732,596	$488,926	$11,935,434	$10,305,528	$3,175,958	$1,848,379	$4,630,115	$3,684,463

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Franklin Templeton Variable Insurance Products Trust*
	Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$23,597	$4,342	$(2,721)	$(663)	$(6,393)	$(3,817)	$31,569	$22,127
Net realized gain (loss) on investments	184,763	60,192	49,203	11,444	21,063	7,247	(5,463)	(2,386)
Change in unrealized appreciation/depreciation of investments	181,045	60,785	88,203	31,221	38,739	18,677	7,294	(9,773)

Net increase (decrease) in net assets from operations	389,405	125,319	134,685	42,002	53,409	22,107	33,400	9,968
Contract transactions:
Transfers of net premiums	613,819	365,032	325,577	176,383	258,560	177,185	331,024	208,242
Transfers of surrenders and death benefits	(71,098)	(16,279)	(24,300)	(11,870)	(33,893)	(21,533)	(67,889)	(22,465)
Transfers of policy loans	(35,289)	(12,204)	(13,495)	(8,697)	(18,230)	(6,452)	(7,127)	(5,130)
Transfers of cost of insurance and other charges	(242,570)	(128,294)	(122,155)	(66,706)	(90,541)	(59,589)	(124,868)	(81,780)
Transfers between subaccounts, including Declared Interest Option account	709,966	512,214	475,310	122,616	246,739	57,319	338,135	51,480

Net increase (decrease) in net assets from contract transactions	974,828	720,469	640,937	211,726	362,635	146,930	469,275	150,347

Total increase (decrease) in net assets	1,364,233	845,788	775,622	253,728	416,044	169,037	502,675	160,315
Net assets at beginning of period	1,332,972	487,184	625,004	371,276	524,979	355,942	738,437	578,122

Net assets at end of period	$2,697,205	$1,332,972	$1,400,626	$625,004	$941,023	$524,979	$1,241,112	$738,437

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*
	Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Company Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,557	$(91)	$3,634	$833	$(3,958)	$(5,390)	$(6,317)	$(3,131)
Net realized gain (loss) on investments	43,542	9,449	46,744	5,467	63,339	24,351	35,844	46,749
Change in unrealized appreciation/depreciation of investments	79,331	32,879	117,164	35,125	116,954	41,350	58,633	(30,502)

Net increase (decrease) in net assets from operations	126,430	42,237	167,542	41,425	176,335	60,311	88,160	13,116
Contract transactions:
Transfers of net premiums	194,781	129,882	229,836	192,411	396,513	262,336	263,313	153,958
Transfers of surrenders and death benefits	(35,235)	(31,148)	(22,226)	(17,202)	(47,339)	(31,329)	(25,358)	(12,103)
Transfers of policy loans	(4,747)	(6,969)	(19,141)	(7,226)	(22,650)	(12,023)	(19,402)	(10,375)
Transfers of cost of insurance and other charges	(76,268)	(47,169)	(89,892)	(56,509)	(131,412)	(92,928)	(89,594)	(45,585)
Transfers between subaccounts, including Declared Interest Option account	273,016	140,941	197,476	117,688	120,086	226,423	296,583	102,651

Net increase (decrease) in net assets from contract transactions	351,547	185,537	296,053	229,162	315,198	352,479	425,542	188,546

Total increase (decrease) in net assets	477,977	227,774	463,595	270,587	491,533	412,790	513,702	201,662
Net assets at beginning of period	527,874	300,100	632,988	362,401	979,629	566,839	471,802	270,140

Net assets at end of period	$1,005,851	$527,874	$1,096,583	$632,988	$1,471,162	$979,629	$985,504	$471,802

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Summit Mutual Funds, Inc.—Pinnacle Series*						T. Rowe Price Equity Series, Inc.*
	NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount		Equity Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,474)	$(3,364)	$(5,358)	$(5,018)	$(2,810)	$(5,324)	$19,571	$10,086
Net realized gain (loss) on investments	49,165	9,219	90,334	19,551	111,409	30,723	101,736	93,422
Change in unrealized appreciation/depreciation of investments	22,672	12,178	157,511	33,186	39,687	111,540	298,857	(58,403)

Net increase (decrease) in net assets from operations	63,363	18,033	242,487	47,719	148,286	136,939	420,164	45,105
Contract transactions:
Transfers of net premiums	364,539	352,906	459,928	387,103	565,144	461,472	643,621	437,016
Transfers of surrenders and death benefits	(51,775)	(35,587)	(58,155)	(24,166)	(74,864)	(18,915)	(87,436)	(55,377)
Transfers of policy loans	(23,572)	(18,412)	(27,504)	(17,392)	(28,827)	(32,677)	(47,916)	(19,493)
Transfers of cost of insurance and other charges	(130,791)	(116,425)	(161,073)	(122,929)	(196,348)	(146,575)	(254,937)	(133,555)
Transfers between subaccounts, including Declared Interest Option account	(26,111)	72,789	125,729	181,530	237,643	184,769	964,389	418,487

Net increase (decrease) in net assets from contract transactions	132,290	255,271	338,925	404,146	502,748	448,074	1,217,721	647,078

Total increase (decrease) in net assets	195,653	273,304	581,412	451,865	651,034	585,013	1,637,885	692,183
Net assets at beginning of period	1,033,680	760,376	1,341,592	889,727	1,509,597	924,584	1,638,902	946,719

Net assets at end of period	$1,229,333	$1,033,680	$1,923,004	$1,341,592	$2,160,631	$1,509,597	$3,276,787	$1,638,902

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Mid Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(81,957)	$(72,642)	$(31,409)	$(30,936)	$89,496	$57,129	$7,396	$13,337
Net realized gain (loss) on investments	1,340,696	645,870	(13,975)	(82,504)	290,631	95,866	243	(32,128)
Change in unrealized appreciation/depreciation of investments	(749,823)	512,741	281,322	242,598	388,589	196,653	350,349	263,211

Net increase (decrease) in net assets from operations	508,916	1,085,969	235,938	129,158	768,716	349,648	357,988	244,420
Contract transactions:
Transfers of net premiums	1,125,196	1,177,127	681,088	697,495	1,217,583	1,206,267	328,651	303,713
Transfers of surrenders and death benefits	(343,643)	(366,722)	(165,782)	(178,770)	(342,776)	(297,951)	(74,698)	(67,078)
Transfers of policy loans	(154,193)	(103,056)	(81,409)	(61,615)	(104,312)	(69,925)	(37,947)	(25,959)
Transfers of cost of insurance and other charges	(683,350)	(665,025)	(313,722)	(313,028)	(633,386)	(581,459)	(173,050)	(145,741)
Transfers between subaccounts, including Declared Interest Option account	(80,632)	(25,928)	(84,597)	(46,170)	266,498	281,353	85,161	22,366

Net increase (decrease) in net assets from contract transactions	(136,622)	16,396	35,578	97,912	403,607	538,285	128,117	87,301

Total increase (decrease) in net assets	372,294	1,102,365	271,516	227,070	1,172,323	887,933	486,105	331,721
Net assets at beginning of period	9,008,397	7,906,032	3,677,742	3,450,672	6,854,330	5,966,397	1,907,116	1,575,395

Net assets at end of period	$9,380,691	$9,008,397	$3,949,258	$3,677,742	$8,026,653	$6,854,330	$2,393,221	$1,907,116

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2006

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies, flexible premium last survivor variable life insurance policies and flexible premium variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in forty investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value(1)	VP Mid Cap Value Fund
Inflation Protection Bond(1)	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value(1)	VP Value Fund
Vista	VP VistaSM Fund

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio—Initial Class
Growth	VIP Growth Portfolio—Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio—Initial Class
High Income	VIP High Income Portfolio—Service Class 2
Index 500	VIP Index 500 Portfolio—Initial Class
Mid-Cap	VIP Mid Cap Portfolio—Service Class 2
Overseas	VIP Overseas Portfolio—Initial Class

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	Franklin Real Estate Fund—Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund—Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund—Class 2
Franklin U.S. Government	Franklin U.S. Government Fund—Class 2
Mutual Shares Securities	Mutual Shares Securities Fund—Class 2
Templeton Growth Securities	Templeton Growth Securities Fund—Class 2

J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	Commenced operations on May 1, 2006

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of ..90% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Flexible premium variable life insurance policy premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Flexible premium last survivor variable life policy premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Nonparticipating flexible premium variable life policy premiums are reduced by a 7% charge. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, premiums are reduced by a 7% charge up to the threshold premium and 2% of each premium in excess of the threshold.)

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $3, $7 and $10 for flexible premium variable life insurance policies, nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, a $5 expense charge is deducted monthly for administration of policies and the Account.) Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account.

During the first year, flexible premium variable life insurance policies are charged a rate per $1,000 (determined by the specified amount and age of the insured) on a monthly basis. Nonparticipating flexible

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions (continued)

premium variable life insurance policies and flexible premium last survivor variable life insurance policies are charged $.07 and $.10, respectively, for every $1,000 of Specified Amount or increase in Specified Amount on a monthly basis for the first year. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, a $.05 expense is charged per $1,000 of Specified Amount or increase in Specified Amount.) An additional first-year monthly policy expense charge of $7 and $10 is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, the first-year monthly policy expense charge is $5.) First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies and $10 for nonparticipating flexible premium variable life insurance policies) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies. Surrender charges imposed on flexible premium variable life insurance policies equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6 and 10 policy years for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, are imposed on amounts surrendered based on, variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio—0.20%, High Grade Bond Portfolio—0.30%, Managed Portfolio—0.45%, Money Market Portfolio—0.25%, Strategic Yield Portfolio—0.45%, and Value Growth Portfolio—0.45%.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2006:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$3,225	$174
Inflation Protection Bond	3,915	400
Ultra	140,982	46,469
Value	2,886	290
Vista	331,259	47,323

Dreyfus Variable Investment Fund:
Appreciation	167,909	52,698
Developing Leaders	265,862	86,217
Disciplined Stock	41,844	19,087
Dreyfus Growth & Income	106,089	45,683
International Equity	707,524	42,498

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	98,049	17,674

EquiTrust Variable Insurance Series Fund:
Blue Chip	2,065,796	3,159,480
High Grade Bond	1,132,642	490,401
Managed	4,204,803	2,745,271
Money Market	259,155	200,893
Strategic Yield	1,379,966	824,147
Value Growth	1,326,587	2,395,197

Fidelity Variable Insurance Products Funds:
Contrafund	3,207,308	388,569
Growth	820,439	920,362
Fidelity Growth & Income	574,595	355,877
High Income	280,970	48,730
Index 500	909,017	721,630
Mid-Cap	1,415,831	110,120
Overseas	554,614	243,608

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	1,253,231	93,702
Franklin Small Cap Value Securities	707,460	35,664
Franklin Small-Mid Cap Growth Securities	403,857	47,615
Franklin U.S. Government	575,347	74,503
Mutual Shares Securities	430,921	49,007
Templeton Growth Securities	368,578	37,471

J.P. Morgan Series Trust II:
Mid-Cap Value	425,039	87,038
Small Company	482,196	45,306

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	$243,976	$120,160
Russell 2000 Small Cap Index	492,327	112,770
S&P MidCap 400 Index	700,030	139,469

T. Rowe Price Equity Series, Inc.:
Equity Income	1,378,786	59,204
Mid-Cap Growth	1,553,601	608,209
New America Growth	332,245	277,614
Personal Strategy Balanced	1,072,473	347,092

T. Rowe Price International Series, Inc.:
International Stock	269,533	126,122

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2006 and 2005:

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	285	15	270	—	—	—
Inflation Protection Bond	381	38	343	—	—	—
Ultra	12,518	3,689	8,829	16,634	5,008	11,626
Value	267	27	240	—	—	—
Vista	22,334	2,785	19,549	19,973	2,057	17,916

Dreyfus Variable Investment Fund:
Appreciation	13,749	4,270	9,479	12,039	5,785	6,254
Developing Leaders	14,817	5,823	8,994	17,281	2,953	14,328
Disciplined Stock	3,417	1,493	1,924	3,671	854	2,817
Dreyfus Growth & Income	9,093	3,762	5,331	11,980	1,249	10,731
International Equity	35,381	1,777	33,604	13,294	718	12,576

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	9,891	1,639	8,252	5,390	1,146	4,244

EquiTrust Variable Insurance Series Fund:
Blue Chip	27,495	62,580	(35,085)	34,589	48,978	(14,389)
High Grade Bond	23,881	14,639	9,242	27,563	14,817	12,746
Managed	21,842	58,435	(36,593)	35,552	51,509	(15,957)

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

EquiTrust Variable Insurance Series Fund (continued):
Money Market	12,857	11,842	1,015	18,769	13,888	4,881
Strategic Yield	18,835	20,737	(1,902)	20,338	12,070	8,268
Value Growth	28,243	72,737	(44,494)	32,794	64,353	(31,559)

Fidelity Variable Insurance Products Funds:
Contrafund	131,530	19,128	112,402	82,526	21,511	61,015
Growth	85,812	89,383	(3,571)	113,203	84,676	28,527
Fidelity Growth & Income	38,970	29,771	9,199	44,199	26,260	17,939
High Income	14,883	2,830	12,053	14,544	2,382	12,162
Index 500	72,622	62,122	10,500	100,098	45,570	54,528
Mid-Cap	58,152	4,337	53,815	38,376	4,394	33,982
Overseas	37,974	15,876	22,098	25,384	16,391	8,993

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	52,998	3,843	49,155	42,645	867	41,778
Franklin Small Cap Value Securities	31,747	1,290	30,457	13,299	1,556	11,743
Franklin Small-Mid Cap Growth Securities	31,577	3,167	28,410	15,123	2,462	12,661
Franklin U.S. Government	46,668	5,792	40,876	17,199	3,878	13,321
Mutual Shares Securities	26,582	2,845	23,737	17,646	3,301	14,345
Templeton Growth Securities	20,841	1,861	18,980	18,054	1,370	16,684

J.P. Morgan Series Trust II:
Mid-Cap Value	20,515	4,085	16,430	22,994	2,305	20,689
Small Company	28,641	2,400	26,241	15,255	2,232	13,023

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	17,627	8,161	9,466	23,830	4,015	19,815
Russell 2000 Small Cap Index	25,852	5,871	19,981	30,045	2,527	27,518
S&P MidCap 400 Index	37,114	7,356	29,758	32,219	2,051	30,168

T. Rowe Price Equity Series, Inc.:
Equity Income	90,260	2,693	87,567	61,047	10,055	50,992
Mid-Cap Growth	21,642	29,244	(7,602)	30,160	29,161	999
New America Growth	30,792	26,934	3,858	41,293	29,624	11,669
Personal Strategy Balanced	47,416	19,581	27,835	59,225	18,766	40,459

T. Rowe Price International Series, Inc.:
International Stock	20,474	9,290	11,184	19,574	10,709	8,865

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2006, 2005, 2004, 2003 and 2002, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value: 2006(5)	270	$11.68	$3,156	1.79%	0.90%	16.80%
Inflation Protection Bond: 2006(5)	343	10.20	3,504	1.95	0.90	2.00
Ultra:
2006	51,931	11.31	587,318	—	0.90	(4.15)
2005	43,102	11.80	508,494	—	0.90	1.29
2004	31,476	11.65	366,730	—	0.90	9.70
2003	17,541	10.62	186,323	—	0.90	23.78
2002	9,361	8.58	80,324	0.31	0.90	(23.39)
Value: 2006(5)	240	11.32	2,718	—	0.90	13.20
Vista:
2006	60,501	15.08	912,101	—	0.90	8.10
2005	40,952	13.95	571,402	—	0.90	7.14
2004	23,036	13.02	299,899	—	0.90	14.61
2003	9,635	11.36	109,466	—	0.90	40.94
2002	6,245	8.06	50,333	—	0.90	(20.51)

Dreyfus Variable Investment Fund:
Appreciation:
2006	42,540	12.91	549,032	1.36	0.90	15.47
2005	33,061	11.18	369,600	0.02	0.90	3.42
2004	26,807	10.81	289,702	2.08	0.90	4.14
2003	17,986	10.38	186,705	1.75	0.90	20.14
2002	11,848	8.64	102,408	1.73	0.90	(17.48)
Developing Leaders:
2006	64,730	13.72	888,088	0.38	0.90	2.85
2005	55,736	13.34	743,466	—	0.90	4.87
2004	41,408	12.72	526,735	0.24	0.90	10.32
2003	27,991	11.53	322,659	0.04	0.90	30.58
2002	16,430	8.83	145,096	0.04	0.90	(19.87)
Disciplined Stock:
2006	14,975	12.93	193,674	0.78	0.90	14.73
2005	13,051	11.27	147,055	—	0.90	5.33
2004	10,234	10.70	109,496	1.60	0.90	6.89
2003	7,277	10.01	72,824	1.09	0.90	22.52
2002	3,400	8.17	27,793	1.28	0.90	(23.36)

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Dreyfus Variable Investment Fund (continued):
Dreyfus Growth & Income:
2006	38,961	$12.33	$480,207	0.80%	0.90%	13.54%
2005	33,630	10.86	365,192	1.39	0.90	2.45
2004	22,899	10.60	242,757	1.35	0.90	6.53
2003	15,995	9.95	159,210	0.88	0.90	25.47
2002	10,803	7.93	85,716	0.79	0.90	(26.03)
International Equity:
2006	59,848	21.51	1,287,233	0.60	0.90	22.22
2005	26,244	17.60	461,838	0.33	0.90	13.77
2004	13,668	15.47	211,481	5.16	0.90	23.46
2003	4,426	12.53	55,468	5.68	0.90	41.58
2002	2,441	8.85	21,593	4.72	0.90	(16.67)

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2006	22,715	10.53	239,298	—	0.90	7.89
2005	14,463	9.76	141,088	—	0.90	2.52
2004	10,219	9.52	97,323	0.19	0.90	4.96
2003	6,939	9.07	62,940	—	0.90	24.59
2002	4,803	7.28	34,954	0.03	0.90	(29.73)

EquiTrust Variable Insurance Series Fund:
Blue Chip:
2006	968,618	48.73	47,198,925	1.91	0.90	16.38
2005	1,003,703	41.87	42,022,408	1.93	0.90	1.38
2004	1,018,092	41.30	42,045,659	1.48	0.90	5.12
2003	1,006,809	39.29	39,552,961	1.52	0.90	24.61
2002	975,986	31.53	30,776,847	1.60	0.90	(19.81)
High Grade Bond:
2006	332,846	28.70	9,552,972	5.07	0.90	3.84
2005	323,604	27.64	8,943,395	4.62	0.90	1.77
2004	310,858	27.16	8,444,176	4.33	0.90	3.35
2003	299,383	26.28	7,867,565	4.50	0.90	4.49
2002	288,811	25.15	7,263,483	4.92	0.90	7.39
Managed:
2006	1,045,031	42.98	44,915,975	2.30	0.90	11.00
2005	1,081,624	38.72	41,881,392	1.72	0.90	3.61
2004	1,097,581	37.37	41,021,249	2.02	0.90	7.60
2003	1,107,975	34.73	38,480,676	2.58	0.90	21.65
2002	1,121,164	28.55	32,012,312	3.37	0.90	(2.69)

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
EquiTrust Variable Insurance Series Fund (continued):
Money Market:
2006	76,425	$16.33	$1,247,961	4.34%	0.90%	3.49%
2005	75,410	15.78	1,189,699	2.49	0.90	1.61
2004	70,529	15.53	1,095,263	0.73	0.90	(0.13)
2003	75,041	15.55	1,167,187	0.52	0.90	(0.38)
2002	78,146	15.61	1,220,047	1.16	0.90	0.26
Strategic Yield:
2006	345,792	36.07	12,471,844	6.03	0.90	5.84
2005	347,694	34.08	11,848,054	5.70	0.90	2.37
2004	339,426	33.29	11,300,982	5.98	0.90	7.94
2003	337,605	30.84	10,410,545	7.06	0.90	10.98
2002	339,082	27.79	9,422,323	7.01	0.90	4.51
Value Growth:
2006	1,355,832	30.09	40,790,642	1.36	0.90	11.12
2005	1,400,326	27.08	37,926,593	1.13	0.90	5.45
2004	1,431,885	25.68	36,770,273	1.05	0.90	10.55
2003	1,442,852	23.23	33,518,314	1.41	0.90	29.49
2002	1,439,052	17.94	25,810,601	1.89	0.90	(11.23)

Fidelity Variable Insurance Products Funds:
Contrafund:
2006	924,561	15.42	14,259,232	1.32	0.90	10.70
2005	812,159	13.93	11,311,863	0.28	0.90	15.89
2004	751,144	12.02	9,026,498	0.32	0.90	14.48
2003	699,031	10.50	7,339,575	0.44	0.90	27.27
2002	640,459	8.25	5,281,317	0.79	0.90	(10.13)
Growth:
2006	1,492,277	9.28	13,854,617	0.38	0.90	5.82
2005	1,495,848	8.77	13,113,580	0.48	0.90	4.90
2004	1,467,321	8.36	12,267,420	0.25	0.90	2.45
2003	1,351,834	8.16	11,031,180	0.25	0.90	31.61
2002	1,183,501	6.20	7,334,666	0.23	0.90	(30.73)
Fidelity Growth & Income:
2006	490,440	11.17	5,479,451	0.87	0.90	12.15
2005	481,241	9.96	4,793,031	1.45	0.90	6.64
2004	463,302	9.34	4,325,447	0.84	0.90	4.94
2003	429,376	8.90	3,823,209	1.13	0.90	22.59
2002	391,970	7.26	2,845,077	1.30	0.90	(17.31)

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Fidelity Variable Insurance Products Funds (continued):
High Income:
2006	45,381	$16.14	$732,596	8.88%	0.90%	10.02%
2005	33,328	14.67	488,926	15.00	0.90	1.38
2004	21,166	14.47	306,216	5.56	0.90	8.39
2003	10,326	13.35	137,806	4.92	0.90	25.71
2002	4,532	10.62	48,141	5.91	0.90	2.31
Index 500:
2006	1,095,983	10.89	11,935,434	1.66	0.90	14.75
2005	1,085,483	9.49	10,305,528	1.70	0.90	3.83
2004	1,030,955	9.14	9,421,165	1.24	0.90	9.59
2003	953,617	8.34	7,949,017	1.38	0.90	27.33
2002	843,832	6.55	5,526,810	1.24	0.90	(22.94)
Mid-Cap:
2006	153,066	20.75	3,175,958	0.14	0.90	11.44
2005	99,251	18.62	1,848,379	—	0.90	16.96
2004	65,269	15.92	1,039,138	—	0.90	23.51
2003	40,096	12.89	516,661	0.21	0.90	37.13
2002	24,058	9.40	226,220	0.26	0.90	(10.90)
Overseas:
2006	322,014	14.38	4,630,115	0.81	0.90	17.01
2005	299,916	12.29	3,684,463	0.63	0.90	18.06
2004	290,923	10.41	3,029,010	1.10	0.90	12.66
2003	269,743	9.24	2,493,678	0.77	0.90	41.94
2002	240,140	6.51	1,562,334	0.75	0.90	(20.90)

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2006	120,095	22.46	2,697,205	2.06	0.90	19.53
2005	70,940	18.79	1,332,972	1.37	0.90	12.45
2004	29,162	16.71	487,184	1.70	0.90	30.65
2003(4)	6,270	12.79	80,182	0.17	0.90	27.90
Franklin Small Cap Value Securities:
2006	63,113	22.19	1,400,626	0.61	0.90	15.94
2005	32,656	19.14	625,004	0.76	0.90	7.83
2004	20,913	17.75	371,276	0.18	0.90	22.67
2003	11,865	14.47	171,743	0.20	0.90	30.95
2002	7,671	11.05	84,792	0.36	0.90	(10.09)

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Franklin Templeton Variable Insurance Products Trust (continued):
Franklin Small-Mid Cap Growth Securities:
2006	71,208	$13.22	$941,023	—%	0.90%	7.74%
2005	42,798	12.27	524,979	—	0.90	3.90
2004	30,137	11.81	355,942	—	0.90	10.48
2003	17,905	10.69	191,408	—	0.90	36.01
2002	10,148	7.86	79,751	0.24	0.90	(29.32)
Franklin U.S. Government:
2006	105,728	11.74	1,241,112	4.22	0.90	3.07
2005	64,852	11.39	738,437	4.23	0.90	1.52
2004	51,531	11.22	578,122	5.04	0.90	2.56
2003	47,673	10.94	521,533	5.49	0.90	1.30
2002	22,315	10.80	240,981	4.88	0.90	8.76
Mutual Shares Securities:
2006	61,781	16.28	1,005,851	1.34	0.90	17.29
2005	38,044	13.88	527,874	0.87	0.90	9.64
2004	23,699	12.66	300,100	0.75	0.90	11.64
2003	16,240	11.34	184,219	0.98	0.90	23.93
2002	10,820	9.15	98,953	0.78	0.90	(12.52)
Templeton Growth Securities:
2006	62,626	17.51	1,096,583	1.31	0.90	20.76
2005	43,646	14.50	632,988	1.06	0.90	7.89
2004	26,962	13.44	362,401	1.16	0.90	14.97
2003	10,966	11.69	128,176	1.57	0.90	30.91
2002	5,422	8.93	48,393	2.20	0.90	(19.19)

J.P. Morgan Series Trust II:
Mid-Cap Value:
2006	71,796	20.49	1,471,162	0.56	0.90	15.83
2005	55,366	17.69	979,629	0.17	0.90	8.20
2004	34,677	16.35	566,839	0.28	0.90	20.04
2003	23,844	13.62	324,833	0.32	0.90	28.49
2002	14,395	10.60	152,631	0.04	0.90	(0.09)
Small Company:
2006	57,765	17.06	985,504	—	0.90	13.96
2005	31,524	14.97	471,802	—	0.90	2.53
2004	18,501	14.60	270,140	—	0.90	26.08
2003	11,287	11.58	130,750	—	0.90	34.65
2002	6,406	8.60	55,062	0.17	0.90	(22.31)

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index:
2006	85,244	$14.42	$1,229,333	0.12%	0.90%	5.72%
2005	75,778	13.64	1,033,680	0.51	0.90	0.37
2004	55,963	13.59	760,376	—	0.90	9.16
2003	35,404	12.45	440,893	—	0.90	47.34
2002	20,205	8.45	170,791	—	0.90	(38.10)
Russell 2000 Small Cap Index:
2006	106,979	17.98	1,923,004	0.57	0.90	16.60
2005	86,998	15.42	1,341,592	0.43	0.90	3.07
2004	59,480	14.96	889,727	0.15	0.90	16.69
2003	30,758	12.82	394,390	0.53	0.90	44.86
2002	17,931	8.85	158,643	0.12	0.90	(21.75)
S&P MidCap 400 Index:
2006	123,900	17.44	2,160,631	0.74	0.90	8.73
2005	94,142	16.04	1,509,597	0.45	0.90	11.00
2004	63,974	14.45	924,584	0.21	0.90	14.68
2003	38,026	12.60	478,989	0.48	0.90	33.62
2002	21,582	9.43	203,560	0.33	0.90	(15.95)

T. Rowe Price Equity Series, Inc.:
Equity Income:
2006	213,463	15.35	3,276,787	1.69	0.90	17.90
2005	125,896	13.02	1,638,902	1.69	0.90	3.01
2004	74,904	12.64	946,719	1.68	0.90	13.87
2003	51,981	11.10	576,819	1.78	0.90	24.44
2002	34,161	8.92	304,759	1.97	0.90	(13.90)
Mid-Cap Growth:
2006	507,003	18.50	9,380,691	—	0.90	5.65
2005	514,605	17.51	9,008,397	—	0.90	13.78
2004	513,606	15.39	7,906,032	—	0.90	17.30
2003	488,505	13.12	6,411,011	—	0.90	37.10
2002	448,347	9.57	4,289,595	—	0.90	(21.94)
New America Growth:
2006	413,615	9.55	3,949,258	0.05	0.90	6.35
2005	409,757	8.98	3,677,742	—	0.90	3.58
2004	398,088	8.67	3,450,672	0.06	0.90	9.89
2003	361,395	7.89	2,850,488	—	0.90	33.96
2002	315,244	5.89	1,856,815	—	0.90	(28.95)
Personal Strategy Balanced:
2006	522,373	15.37	8,026,653	2.11	0.90	10.89
2005	494,538	13.86	6,854,330	1.80	0.90	5.48
2004	454,079	13.14	5,966,397	2.07	0.90	11.83
2003	420,019	11.75	4,936,492	2.26	0.90	23.68
2002	379,520	9.50	3,605,997	2.63	0.90	(8.65)

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
T. Rowe Price International Series, Inc.:
International Stock:
2006	188,593	$12.69	$2,393,221	1.24%	0.90%	18.05%
2005	177,409	10.75	1,907,116	1.70	0.90	14.97
2004	168,544	9.35	1,575,395	1.18	0.90	12.79
2003	157,064	8.29	1,301,967	1.37	0.90	29.33
2002	138,771	6.41	889,233	1.03	0.90	(18.96)

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.
(4)	Subaccount commenced operations on May 1, 2003.
(5)	Subaccount commenced operations on May 1, 2006.

7. Subsequent Events

The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, will not be available for investment beginning April 30, 2007. Policyholders who do not reallocate funds out of the Dreyfus Disciplined Stock Portfolio prior to that date will have their funds reallocated to the EquiTrust Variable Insurance Series Fund, Money Market Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 6, 2007

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Assets
Investments:
Fixed maturities—available for sale, at market (amortized cost: 2006—$3,839,987; 2005—$3,791,312)	$3,885,025	$3,884,151
Equity securities—available for sale, at market (cost: 2006—$34,366; 2005—$53,343)	48,682	81,075
Mortgage loans on real estate	528,917	537,122
Derivative instruments	5,526	5,961
Investment real estate, less allowances for depreciation of $2,452 in 2006 and $2,235 in 2005	8,711	9,501
Policy loans	159,370	156,037
Other long-term investments	1,300	1,300
Short-term investments	14,810	52,665

Total investments	4,652,341	4,727,812

Cash and cash equivalents	6,520	2,223
Securities and indebtedness of related parties	41,629	49,170
Accrued investment income	47,299	47,332
Reinsurance recoverable	93,588	81,621
Deferred policy acquisition costs	396,900	372,686
Deferred sales inducements	4,579	3,268
Value of insurance in force acquired	42,841	46,566
Property and equipment, less allowances for depreciation of $14,016 in 2006 and $13,211 in 2005	9,581	9,938
Goodwill	9,939	9,939
Other assets	28,024	15,095
Assets held in separate accounts	666,739	554,811

Total assets	$5,999,980	$5,920,461

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$2,649,279	$2,641,777
Traditional life insurance and accident and health products	1,191,923	1,152,411
Unearned revenue reserve	26,445	27,494
Other policy claims and benefits	20,017	16,694

	3,887,664	3,838,376
Other policyholders’ funds:
Supplementary contracts without life contingencies	389,846	382,478
Advance premiums and other deposits	150,285	155,947
Accrued dividends	11,252	11,124

	551,383	549,549

Amounts payable to affiliates	6,924	4,880
Current income taxes	2,548	2,604
Deferred income taxes	93,043	110,256
Other liabilities	56,426	58,087
Liabilities related to separate accounts	666,739	554,811

Total liabilities	5,264,727	5,118,563
Minority interest in subsidiaries	35	35

Stockholder’s equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share—authorized 6,000 shares	—	—
Common stock, par value $50.00 per share—authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,165	171,222
Accumulated other comprehensive income	31,146	74,147
Retained earnings	530,407	553,994

Total stockholder’s equity	735,218	801,863

Total liabilities and stockholder’s equity	$5,999,980	$5,920,461

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31,
	2006	2005	2004
Revenues:
Interest sensitive and index product charges	$76,632	$72,632	$69,949
Traditional life insurance premiums	134,230	130,101	127,124
Accident and health premiums	415	385	480
Net investment income	291,642	292,855	270,200
Derivative income (loss)	(94)	(94)	295
Realized gains on investments	13,851	3,044	7,473
Other income	1,536	966	1,378

Total revenues	518,212	499,889	476,899
Benefits and expenses:
Interest sensitive and index product benefits	168,763	161,899	155,675
Traditional life insurance and accident and health benefits	86,074	81,527	78,625
Increase in traditional life and accident and health future policy benefits	34,552	36,825	34,259
Distributions to participating policyholders	21,520	21,704	23,502
Underwriting, acquisition and insurance expenses	103,337	103,506	109,484
Interest expense	1	3	—
Other expenses	32	2	41

Total benefits and expenses	414,279	405,466	401,586

	103,933	94,423	75,313
Income taxes	(33,756)	(30,806)	(20,908)
Minority interest in losses (earnings) of subsidiaries	1	(33)	(24)
Equity income, net of related income taxes	1,135	1,218	1,398

Net income	$71,313	$64,802	$55,779

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2004	$2,500	$171,207	$107,655	$472,613	$753,975
Comprehensive income:
Net income for 2004	—	—	—	55,779	55,779
Change in net unrealized investment gains/losses	—	—	9,630	—	9,630

Total comprehensive income					65,409
Adjustment resulting from capital transactions of equity investee	—	15	—	—	15

Balance at December 31, 2004	2,500	171,222	117,285	528,392	819,399
Comprehensive income:
Net income for 2005	—	—	—	64,802	64,802
Change in net unrealized investment gains/losses	—	—	(43,138)	—	(43,138)

Total comprehensive income					21,664
Dividend paid to parent	—	—	—	(39,200)	(39,200)

Balance at December 31, 2005	2,500	171,222	74,147	553,994	801,863
Record underfunded status of other postretirement benefit plans	—	—	(209)	—	(209)
Comprehensive income:
Net income for 2006	—	—	—	71,313	71,313
Change in net unrealized investment gains/losses	—	—	(42,792)	—	(42,792)

Total comprehensive income					28,521
Adjustment resulting from capital transactions of equity investee	—	(57)	—	—	(57)
Dividends paid to parent	—	—	—	(94,900)	(94,900)

Balance at December 31, 2006	$2,500	$171,165	$31,146	$530,407	$735,218

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended December 31,
	2006	2005	2004
Operating activities
Net income	$71,313	$64,802	$55,779
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited/index credits to account balances, excluding deferred sales inducements	133,774	130,857	126,399
Change in fair value of embedded derivatives	260	(12)	—
Charges for mortality and administration	(69,808)	(67,269)	(64,818)
Deferral of unearned revenues	948	897	807
Amortization of unearned revenue reserve	(1,633)	(1,241)	(1,753)
Provision for depreciation and amortization of property and equipment	970	1,215	1,730
Provision for accretion and amortization of investments	(4,146)	1,153	493
Realized gains on investments	(13,851)	(3,044)	(7,473)
Change in fair value of derivatives	94	94	(295)
Increase in traditional life and accident and health benefit accruals	39,512	39,606	35,366
Policy acquisition costs deferred	(52,006)	(52,019)	(50,022)
Amortization of deferred policy acquisition costs	24,721	23,896	25,355
Amortization of deferred sales inducements	93	131	—
Amortization of value of insurance in force	3,458	2,861	2,321
Change in accrued investment income	33	(3,092)	(5,646)
Change in amounts receivable from/payable to affiliates	2,044	2,259	6,434
Change in reinsurance recoverable	(11,967)	(5,249)	194
Change in current income taxes	(56)	879	34,534
Provision for deferred income taxes	5,972	9,843	708
Other	(18,627)	(3,761)	3,838

Net cash provided by operating activities	111,098	142,806	163,951

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	297,440	523,302	869,117
Equity securities—available for sale	32,725	1,759	2,412
Mortgage loans on real estate	53,645	49,097	36,490
Derivative instruments	76	—	—
Investment real estate	554	—	23,958
Policy loans	25,458	32,643	33,237
Other long-term investments	—	—	1
Short-term investments—net	37,855	—	13,053

	447,753	606,801	978,268

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(Dollars in thousands)

	Year Ended December 31,
	2006	2005	2004
Investing activities (continued)
Acquisition of investments:
Fixed maturities—available for sale	$(372,402)	$(616,439)	$(1,298,681)
Equity securities—available for sale	(256)	(428)	(464)
Mortgage loans on real estate	(45,443)	(65,471)	(93,547)
Derivative instruments	(4,188)	(77)	—
Investment real estate	—	(39)	(1,286)
Policy loans	(28,791)	(33,301)	(32,815)
Short-term investments—net	—	(46,010)	—

	(451,080)	(761,765)	(1,426,793)
Proceeds from disposal, repayments of advances and other distributions of capital from equity investees	15,131	2,206	3,535
Investments in and advances to equity investees and related parties	(4,750)	(3,000)	(4,480)
Purchases of property and equipment	(880)	(1,235)	(5,864)
Disposal of property and equipment and other	267	17	3,296

Net cash provided by (used in) investing activities	6,441	(156,976)	(452,038)

Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	372,927	431,410	406,416
Return of policyholder account balances on interest sensitive and index products	(424,846)	(398,605)	(269,663)
Contributions (distributions) related to minority interests—net	1	(1)	(41)
Dividends paid to parent	(61,324)	(19,864)	—

Net cash provided by (used in) financing activities	(113,242)	12,940	136,712

Increase (decrease) in cash and cash equivalents	4,297	(1,230)	(151,375)
Cash and cash equivalents at beginning of year	2,223	3,453	154,828

Cash and cash equivalents at end of year	$6,520	$2,223	$3,453

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$28,451	$20,083	$(14,333)
Non-cash operating activity—deferral of sales inducements	1,539	1,681	1,718
Non-cash financing activity—dividend of fixed maturities to parent	33,576	19,336	—

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Accounting Changes

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits certain financial assets and liabilities to be measured at fair value, with changes in fair value reported in earnings. This election is allowed on an instrument-by-instrument basis and requires additional reporting disclosures. This Statement is effective for fiscal years beginning after November 15, 2007. Early adoption is allowed provided the provisions of Statement No. 157 are also adopted. We are currently evaluating the requirements of this Statement and have not yet concluded if the fair value option will be adopted.

In January 2007, the FASB issued Statement 133 Implementation Issue No. G26, “Cash Flow Hedges: Hedging Interest Cash Flows on Variable-Rate Assets and Liabilities That Are Not Based on a Benchmark Interest Rate,” (DIG G26) which clarifies the accounting for a cash flow hedge of a variable-rate asset or liability, specifically addressing when an entity is permitted to hedge benchmark interest rate risk. DIG G26 indicates that the risk being hedged in a cash flow hedge of a variable-rate financial asset or liability cannot be designated as interest rate risk unless the cash flows of the hedged transaction are explicitly based on that same benchmark interest rate. In addition, DIG G26 clarifies that the only permitted benchmarks are the risk-free rate and rates based on the LIBOR swap curve. Hedging relationships that no longer qualify for cash flow hedge accounting based on this guidance must be undesignated prospectively. Future changes in fair value of derivatives not subsequently re-designated to a new qualifying hedging relationship must be recorded in earnings. Gains or losses previously included in accumulated other comprehensive income will remain in accumulated other comprehensive income and be amortized to net income over the remaining term of the swaps as the hedged anticipated cash flows occur. If it becomes probable that the anticipated cash flows will not occur, the deferred gains or losses will be reclassified into earnings immediately. We intend to adopt this Issue when required in the second quarter of 2007 and undesignate the hedging relationship for the interest rate swaps related to our flexible premium deferred annuity contracts as they are not explicitly based on one of the two permitted benchmarks. The impact of this adoption will vary based on changes in market conditions. Net unrealized gains on these swaps included in accumulated other comprehensive income totaled $4.4 million at December 31, 2006 and $5.5 million at December 31, 2005. See Note 3, “Derivative Instruments,” for additional details on these interest rate swaps.

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This Statement requires the recognition of an asset or liability in the consolidated balance sheet based on the funded status of a defined benefit postretirement plan and changes in the funded status of the plan are recorded as a

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

component of comprehensive income in the year in which the changes occur. These requirements are effective for fiscal years ending after December 15, 2007, with earlier adoption encouraged. Statement No. 158 also requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year, beginning with fiscal years ending after December 15, 2008. Statement No. 158 has minimal impact on our consolidated financial statements as we participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit and other postretirement plans, which are exempt from this Statement. However, we did adopt Statement No. 158 in the fourth quarter of 2006 for two small single employer health and medical postretirement plans. The impact of this adoption at December 31, 2006 was to increase other liabilities $0.3 million for the underfunded status of these plans, reduce accumulated other comprehensive income $0.2 million and record a deferred tax asset of $0.1 million. This Statement has no impact on our consolidated statements of income.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. This Statement is effective for fiscal years beginning after November 15, 2007. The impact of adoption is not expected to be material to our consolidated financial statements.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Interpretation No. 48 creates a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Under the Interpretation, a tax position can be recognized in the financial statements if it is more likely than not that the position will be sustained upon examination by taxing authorities who have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. We intend to adopt Interpretation No. 48 beginning in 2007 and expect to record a tax liability for tax positions totaling approximately $0.1 million.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position (SOP) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.” The SOP provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under the SOP, an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserves from the replaced contract are written off at the time of the extinguishment. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We do not expect to record a cumulative effect of accounting change adjustment upon adoption of this SOP in 2007 as adoption is expected to have an insignificant impact on lapse assumptions included in our deferred policy acquisition cost and related models. In addition, net income is not expected to be impacted materially going forward as our current accounting policy for internal replacements substantially conforms to current interpretations of the guidance in the SOP.

In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections,” which is a replacement of Accounting Principals Board Opinion No. 20, “Accounting Changes” and FASB Statement No. 3,

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

“Reporting Accounting Changes in Interim Financial Statements.” Statement No. 154 requires retrospective application to prior periods’ financial statements for all voluntary changes in accounting principle, unless impracticable. Statement No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 31, 2005. Statement No. 154 has no immediate impact on our consolidated financial statements, though it will impact our presentation of future voluntary accounting changes, if any such changes occur.

Investments

Fixed Maturities and Equity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at market value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks are designated as “available for sale” and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder’s equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan’s effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Derivative Instruments

Derivative instruments include interest rate swaps used to reduce our exposure to increases in market interest rates and call options used to fund index credits on index annuities. Furthermore, we have embedded derivatives associated with our index annuity business. All derivatives are recognized as either assets or liabilities in the consolidated balance sheets and measured at fair value.

Our interest rate swaps are accounted for as cash flow hedges. The swaps are carried on the consolidated balance sheet as either a derivative instrument or other liability. The effective portion of any unrealized gain or loss is recorded in accumulated other comprehensive income. If a portion of the hedges become ineffective, the

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

ineffective portion of any unrealized gain or loss on the swap will be recorded in earnings as a component of derivative income (loss) as it occurs. The net periodic interest settlement between the interest paid and the interest received under these swaps is recorded as a component of interest sensitive and index product benefits.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change. See “Accounting Changes” above and Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

Investment Real Estate

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property’s expected undiscounted cashflows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include an investment deposit which is reported at amortized cost.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence. These corporations and partnerships operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities and equity securities, the fair value becomes the new cost

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, will be amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. No such amortization was recorded in 2006, 2005 or 2004.

Market Values

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks, equity securities, call options and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the market values of comparable issues.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments as an investing activity in the consolidated statements of cash flows.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Insurance In Force Acquired

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.95% in 2006, 4.88% in 2005 and 5.02% in 2004.

For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $8.1 million at December 31, 2006 and $8.5 million at December 31, 2005, and estimated useful lives that generally range from two to twenty years. Capitalized software costs had a carrying value of $1.5 million at December 31, 2006 and $1.4 million at December 31, 2005, and estimated useful lives that range from two to five years. Depreciation expense for furniture and equipment was $0.5 million in 2006 and $0.4 million in 2005 and 2004. Amortization expense for capitalized software was $0.5 million in 2006, $0.8 million in 2005 and $1.3 million in 2004.

Goodwill

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We have performed impairment testing using cash flow analyses and determined none of our goodwill was impaired as of December 31, 2006 or December 31, 2005.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 2.80% to 5.50% in 2006, from 2.40% to 5.35% in 2005 and from 1.75% to 5.50% in 2004. These ranges exclude certain contracts with an account value totaling $3.4 million with guarantees ranging up to 9.70%.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.33% in 2006, 6.28% in 2005 and 6.51% in 2004. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 43% of direct receipts from policyholders during 2006 and 44% in 2005 and 2004, and represented 14% of life insurance in force at December 31, 2006 and 15% of life insurance in force at December 31, 2005. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Guaranty Fund Assessments

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2006 and December 31, 2005 to cover estimated future assessments on known insolvencies. We had assets totaling $0.2 million at December 31, 2006 and December 31, 2005 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2006, 2005 and 2004. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2007 and substantially all the related future premium tax offsets will be realized during the five-year period ending December 31, 2011. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expenses over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Components of our underwriting, acquisition and insurance expenses are as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$12,036	$12,305	$12,683
Amortization of deferred policy acquisition costs	24,721	23,896	25,355
Amortization of value of insurance in force acquired	3,458	2,861	2,321
Other underwriting, acquisition and insurance expenses, net of deferrals	63,122	64,444	69,125

Total	$103,337	$103,506	$109,484

Underwriting, acquisition and insurance expenses include a pre-tax charge of $4.9 million for the year ended December 31, 2006 relating to the settlement of a lawsuit with a husband and wife who had applied for life insurance policies. The settlement ends litigation regarding the process we followed in denying insurance coverage for medical reasons. The settlement was entered into after adverse judicial rulings were made against us in June 2006. Prior to the issuance of the adverse judicial rulings, a material loss, net of insurance recoveries, was not deemed to be reasonably possible.

Insurance claims have been filed under our professional liability and general liability insurance policies for reimbursement of the settlement amount, but coverage has been denied, and we have filed a claim against an insurance broker for breach of contractual duties. We believe these claims have merit and have filed lawsuits against the insurer and the insurance broker to recover damages. Recoveries from third parties are required to be accounted for as gain contingencies and not recorded in our financial statements until the lawsuits are resolved. Accordingly, our financial statements for the year ended December 31, 2006 include the $4.9 million settlement expense, but any recoveries will be recorded in net income in the period the recovery is received.

In July 2005, we announced the closing of our life insurance processing unit in Manhattan, Kansas. As a result of the closure and some additional unrelated terminations, we incurred a pre-tax charge of $2.3 million during 2005, relating primarily to severance and early retirement benefits. These expenses are recorded in the underwriting, acquisition and insurance expense line of the consolidated statements of income.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities and interest rate swaps are included in accumulated other comprehensive income in stockholder's equity. Other comprehensive income excludes net investment gains included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $9.1 million in 2006, $2.0 million in 2005 and $1.2 million in 2004. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($4.7) million in 2006, ($1.3) million in 2005 and ($1.2) million in 2004. Beginning in 2006, accumulated other comprehensive income also includes $0.2 million to recognize the underfunded status of our single employer health and medical postretirement benefit plans.

Reclassifications

Certain amounts in the 2005 and 2004 consolidated statements of cash flows have been reclassified to conform to the 2006 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2. Investment Operations

Fixed Maturities and Equity Securities

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2006
Bonds:
Corporate securities	$1,782,118	$67,605	$(22,816)	$1,826,907
Mortgage and asset-backed securities	1,171,404	7,542	(13,223)	1,165,723
United States Government and agencies	364,410	3,239	(4,843)	362,806
State, municipal and other governments	266,688	4,855	(4,154)	267,389
Public utilities	183,676	4,603	(3,156)	185,123
Redeemable preferred stocks	71,691	5,518	(132)	77,077

Total fixed maturities	$3,839,987	$93,362	$(48,324)	$3,885,025

Equity securities	$34,366	$14,492	$(176)	$48,682

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2005
Bonds:
Corporate securities	$1,749,075	$87,928	$(19,358)	$1,817,645
Mortgage and asset-backed securities	1,215,983	14,593	(9,255)	1,221,321
United States Government and agencies	365,893	5,286	(3,904)	367,275
State, municipal and other governments	243,436	7,607	(694)	250,349
Public utilities	145,307	5,972	(1,886)	149,393
Redeemable preferred stocks	71,618	6,557	(7)	78,168

Total fixed maturities	$3,791,312	$127,943	$(35,104)	$3,884,151

Equity securities	$53,343	$27,942	$(210)	$81,075

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of available-for-sale fixed maturity securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value
	(Dollars in thousands)
Due in one year or less	$41,022	$41,741
Due after one year through five years	318,715	324,244
Due after five years through ten years	905,902	911,219
Due after ten years	1,331,253	1,365,021

	2,596,892	2,642,225
Mortgage and asset-backed securities	1,171,404	1,165,723
Redeemable preferred stocks	71,691	77,077

	$3,839,987	$3,885,025

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net unrealized investment gains on fixed maturity and equity securities classified as available for sale and interest rate swaps, recorded directly to stockholder's equity were comprised of the following:

	December 31,
	2006	2005
	(Dollars in thousands)
Unrealized appreciation on:
Fixed maturities—available for sale	$45,038	$92,839
Equity securities—available for sale	14,316	27,732
Interest rate swaps	4,358	5,524

	63,712	126,095

Adjustments for assumed changes in amortization pattern of:
Deferred policy acquisition costs	(13,309)	(10,238)
Deferred sales inducements	(135)	—
Value of insurance in force acquired	(2,819)	(2,552)
Unearned revenue reserve	738	374
Provision for deferred income taxes	(16,866)	(39,787)

	31,321	73,892

Proportionate share of net unrealized investment gains of equity investees	34	255

Net unrealized investment gains	$31,355	$74,147

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($19.9) million in 2006, ($34.2) million in 2005 and $6.9 million in 2004.

The following tables set forth the estimated market value and unrealized losses of fixed maturity securities in an unrealized loss position that are not deemed to be other-than-temporarily impaired. These are listed by investment category and the length of time the securities have been in an unrealized loss position:

December 31, 2006

	Less than One Year		One Year or More		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$210,375	$(3,343)	$530,612	$(19,473)	$740,987	$(22,816)
Mortgage and asset-backed securities	214,867	(1,461)	466,249	(11,762)	681,116	(13,223)
United States Government and agencies	56,978	(138)	235,533	(4,705)	292,511	(4,843)
State, municipal and other governments	106,170	(1,999)	43,417	(2,155)	149,587	(4,154)
Public utilities	23,992	(241)	64,341	(2,915)	88,333	(3,156)
Redeemable preferred stocks	4,963	(37)	3,254	(95)	8,217	(132)

Total fixed maturities	$617,345	$(7,219)	$1,343,406	$(41,105)	$1,960,751	$(48,324)

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2005

	Less than One Year		One Year or More		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$565,602	$(16,969)	$69,695	$(2,389)	$635,297	$(19,358)
Mortgage and asset-backed securities	420,979	(4,728)	108,552	(4,527)	529,531	(9,255)
United States Government and agencies	227,997	(3,434)	24,722	(470)	252,719	(3,904)
State, municipal and other governments	49,116	(678)	856	(16)	49,972	(694)
Public utilities	58,468	(1,456)	7,380	(430)	65,848	(1,886)
Redeemable preferred stocks	3,341	(7)	—	—	3,341	(7)

Total fixed maturities	$1,325,503	$(27,272)	$211,205	$(7,832)	$1,536,708	$(35,104)

Included in the above table are 412 securities from 287 issuers at December 31, 2006 and 307 securities from 216 issuers at December 31, 2005. These increases are primarily due to the impact of increases in market interest rates. The following summarizes the details describing the more significant unrealized losses by investment category as of December 31, 2006.

Corporate securities: The unrealized losses on corporate securities totaled $22.8 million, or 47.2% of our total unrealized losses. The largest losses were in the financial services sector ($376.0 million carrying value and $9.4 million unrealized loss) and in the manufacturing sector ($177.1 million carrying value and $7.7 million unrealized loss). The largest unrealized losses in the financial services sector were in the depository institutions sector ($125.6 million carrying value and $3.3 million unrealized loss) and the holding and other insurance sector ($132.1 million carrying value and $2.9 million unrealized loss). The largest unrealized losses in the manufacturing sector were in the printing and publishing sector ($19.1 million carrying value and $1.7 million unrealized loss) and the paper and allied products sector ($34.8 million carrying value and $1.7 million unrealized loss). The unrealized losses in the paper and allied products sector and the printing and publishing sector were due to a rise in market interest rates and spread widening that was the result of weaker operating results. In addition, we believe there are concerns that these sectors may experience increased equity enhancing activity by management, such as common stock buybacks, which could be detrimental to credit quality. The unrealized losses in the financial services sector and the remaining corporate sectors were caused primarily by a rise in market interest rates. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Mortgage and asset-backed securities: The unrealized losses on mortgage and asset-backed securities totaled $13.2 million, or 27.4% of our total unrealized losses, and were caused primarily by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

United States Government and agencies: The unrealized losses on U.S. Governments and agencies totaled $4.8 million, or 10.0% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

State municipal and other governments: The unrealized losses on state, municipal and other governments totaled $4.2 million, or 8.6% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Public utilities: The unrealized losses on public utilities totaled $3.2 million, or 6.5% of our total unrealized losses, and were caused primarily by an increase in market interest rates. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

•	quality of management;

•	size of the unrealized loss;

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

We also have $0.2 million of gross unrealized losses on equity securities with an estimated market value of $0.7 million at December 31, 2006 and $0.2 million of gross unrealized losses on equity securities with an estimated market value of $0.6 million at December 31, 2005. These equity securities have been in an unrealized loss position for more than one year.

Mortgage Loans on Real Estate

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

We establish an allowance, consisting of specific reserves, for possible losses against our mortgage loan portfolio. There were no impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) requiring a valuation allowance at December 31, 2006 and 2005. An analysis of the allowance provided in 2005 and 2004 is as follows:

	Year Ended December 31,
	2005	2004
	(Dollars in thousands)
Balance at beginning of year	$3,500	$3,500
Realized losses	479	—
Sales	(3,979)	—

Balance at end of year	$—	$3,500

Investment Real Estate

We have provided an allowance for possible losses against our investment real estate. An analysis of this allowance, which consists of specific reserves, is as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Balance at beginning of year	$700	$618	$1,009
Realized losses	51	82	73
Sales	(751)	—	(464)

Balance at end of year	$—	$700	$618

Net Investment Income

Components of net investment income are as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Fixed maturities—available for sale	$245,593	$244,052	$228,309
Equity securities—available for sale	522	524	464
Mortgage loans on real estate	35,623	36,334	34,346
Investment real estate	435	1,212	2,510
Policy loans	9,137	9,314	9,358
Short-term investments, cash and cash equivalents	1,100	743	1,433
Prepayment fee income and other	5,436	7,094	2,445

	297,846	299,273	278,865
Less investment expenses	(6,204)	(6,418)	(8,665)

Net investment income	$291,642	$292,855	$270,200

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Realized and Unrealized Gains and Losses

Realized gains, recorded as a component of income, and the change in unrealized appreciation/depreciation on investments and interest rate swaps, recorded as a component of the change in accumulated other comprehensive income, are summarized below:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Realized—income
Fixed maturities—available for sale	$(1,558)	$2,850	$2,416
Equity securities—available for sale	13,492	433	(18)
Mortgage loans on real estate	—	(479)	—
Investment real estate	(19)	240	5,181
Securities and indebtedness of related parties	1,936	—	(85)
Notes receivable and other	—	—	(21)

Realized gains on investments	$13,851	$3,044	$7,473

Unrealized—accumulated other comprehensive income
Fixed maturities—available for sale	$(47,801)	$(92,766)	$10,568
Equity securities—available for sale	(13,416)	12,053	4,213
Interest rate swaps	(1,166)	2,282	967

Change in unrealized appreciation/depreciation of investments	$(62,383)	$(78,431)	$15,748

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds
	(Dollars in thousands)
Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$262,962	$—	$—	$262,962
Sales—available for sale	33,705	891	(118)	34,478

Total	$296,667	$891	$(118)	$297,440

Year ended December 31, 2005
Scheduled principal repayments and calls—available for sale	$427,415	$—	$—	$427,415
Sales—available for sale	134,020	6,194	(1,588)	138,626

Total	$561,435	$6,194	$(1,588)	$566,041

Year ended December 31, 2004
Scheduled principal repayments and calls—available for sale	$692,072	$—	$—	$692,072
Sales—available for sale	169,008	8,389	(352)	177,045

Total	$861,080	$8,389	$(352)	$869,117

In December 2005, we exchanged certain bonds with EquiTrust Life Insurance Company (EquiTrust Life). We received bonds from EquiTrust Life with a fair value of $44.1 million in exchange for bonds with a fair value of $42.7 million, accrued interest of $0.9 million and $0.5 million in cash. We realized a gain of $0.3 million on the transaction.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Realized losses on fixed maturities totaling $2.3 million in 2006, $2.1 million in 2005 and $6.1 million in 2004 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities.

Income taxes include a provision of $4.8 million in 2006, $1.1 million in 2005 and $2.6 million in 2004 for the tax effect of realized gains and losses.

Variable Interest Entities

We have investments in several variable interest entities for which we are not considered the primary beneficiary. These investments consist of common and preferred stock investments in a company that operates in the broker/ dealer industry and certain mezzanine commercial real estate loans on real estate properties. The broker/dealer had revenues totaling $51.9 million for 2006 and $49.7 million for 2005 and $43.9 million for 2004. There was one real estate project in 2006, three in 2005 and four real estate projects in 2004. Each real estate project has assets totaling less than $5.0 million at December 31, 2006 and less than $17.0 million at December 31, 2005 and December 31, 2004. Our investments in these entities were made during the period from 2002 to 2005. Our maximum exposure to loss is the carrying value of our investments, which totaled $5.5 million at December 31, 2006 and $5.0 million at December 31, 2005 for the broker/dealer and $0.8 million at December 31, 2006 and $4.3 million at December 31, 2005 for the mezzanine commercial real estate loans.

Other

We have a common stock investment in American Equity Investment Life Holding Company (AEL), valued at $39.4 million at December 31, 2006 and $72.0 million at December 31, 2005. American Equity underwrites and markets life insurance and annuity products throughout the United States. During 2006, we sold 2,500,000 shares of AEL and realized a gain of $13.5 million.

We paid dividends to FBL Financial Group, Inc. of $94.9 million in 2006 and $39.2 million in 2005. The 2006 dividend included fixed maturity securities and accrued interest with a market value of $33.6 million and cash of $61.3 million. The 2005 dividend included fixed maturity securities and accrued interest with a market value of $19.3 million and cash of $19.9 million.

During 2006, we sold our equity investment in Western Agricultural Insurance Company, an affiliate, at its fair market value of $7.9 million, to Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), another affiliate. A realized gain of $1.9 million was recognized on this transaction. During 2004, we also sold certain investment real estate properties to Farm Bureau Mutual at their fair market value of $20.0 million and realized a gain of $5.3 million from these transactions.

At December 31, 2006, affidavits of deposits covering investments with a carrying value totaling $4,284.4 million were on deposit with state agencies to meet regulatory requirements. Also, fixed maturity securities with a carrying value of $47.3 million were on deposit with the Federal Home Loan Bank as collateral for our funding agreement.

At December 31, 2006, we had committed to provide additional funding for mortgage loans on real estate aggregating $5.0 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We paid cash collateral for derivative transactions totaling $3.9 million at December 31, 2006. We held cash collateral totaling $1.9 million at December 31, 2005 that was invested and included in the consolidated balance sheets. Corresponding amounts are included in other assets or other liabilities for the collateral receivable from/payable to counterparties.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2006 include real estate, fixed maturities, equity securities and other long-term investments totaling $2.9 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2006.

3. Derivative Instruments

We have entered into six interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount totaling $300.0 million. These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. Interest sensitive product benefits decreased $3.7 million in 2006, decreased $1.0 million in 2005 and increased $1.6 million in 2004 as a result of the net interest settlements on the interest rate swaps.

Details regarding the swaps are as follows (dollars in thousands):

				Carrying and Fair Value at December 31,
Maturity Date	Notional Amount	Receive Rate	Pay Rate	2006	2005
5/1/2006	$50,000	1 month LIBOR*	2.545%	$—	$313
4/1/2008	50,000	3 month LIBOR*	3.865	860	1,063
7/1/2008	50,000	1 month LIBOR*	2.579	1,900	2,175
7/1/2008	50,000	1 month LIBOR*	2.465	1,978	2,333
1/1/2010	50,000	1 month LIBOR*	4.858	343	11
12/1/2010	50,000	1 month LIBOR*	5.040	97	(371)
6/1/2011	50,000	1 month LIBOR*	5.519	(820)	—

				$4,358	$5,524

*	London Interbank Offered Rate

We formally document hedging relationships, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions. We also document our risk management objectives and strategies for undertaking these transactions. There was no ineffectiveness recorded in the consolidated statements of income during 2006, 2005 or 2004. See Note 1, “Significant Accounting Policies - Accounting Changes,” for changes in accounting for our interest rate swaps when we are required to undesignated those hedging relationships in 2007.

During the fourth quarter of 2005, our exclusive agency force began selling index annuities. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivatives consisting of one-year call options on the S&P 500 Index to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new one-year call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums. We held call options relating to this business with a fair value of $0.3 million at December 31, 2006 and $0.1 million at December 31, 2005. Derivative income (loss) includes ($0.1) million for 2006 and less than ($0.1) million for 2005 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the consolidated statements of income and totaled $0.3 million for 2006 and less than ($0.1) million for 2005.

4. Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

Fixed maturity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields.

Equity securities: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows using interest rates based on a spread above the U.S. Treasury curve. These spreads are based on overall performance of the commercial real estate market and the average life and historical performance of the loans in our portfolio.

Derivative instruments: Fair values for call options and interest rate swaps are based on quoted market prices.

Policy loans: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Cash and short-term investments and other long-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Securities and indebtedness of related parties: For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

Future policy benefits and other policyholders’ funds: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts without known maturities, fair value is cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Other liabilities: Fair values for interest rate swaps are based on quoted market prices. We are not required to estimate fair value for the remainder of the other liabilities balance.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$3,885,025	$3,885,025	$3,884,151	$3,884,151
Equity securities—available for sale	48,682	48,682	81,075	81,075
Mortgage loans on real estate	528,917	546,086	537,122	543,030
Derivative instruments	5,526	5,526	5,961	5,961
Policy loans	159,370	181,274	156,037	171,049
Other long-term investments	1,300	1,300	1,300	1,300
Cash and short-term investments	21,330	21,330	54,888	54,888
Securities and indebtedness of related parties	23,791	23,791	32,057	32,057
Assets held in separate accounts	666,739	666,739	554,811	554,811

Liabilities
Future policy benefits	$1,903,933	$1,862,431	$1,903,682	$1,861,239
Other policyholders’ funds	539,088	564,469	537,413	556,369
Other liabilities	820	820	371	371
Liabilities related to separate accounts	666,739	648,417	554,811	540,159

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $7,798.0 million (20.6% of direct life insurance in force) at December 31, 2006 and $6,858.6 million (19.4% of direct life insurance in force) at December 31, 2005.

We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 60% of catastrophic losses after other reinsurance and a deductible of $0.8 million. Pool losses are capped at $11.7 million per event and the maximum loss we could incur as a result of losses assumed from other pool members is $4.2 million per event.

In total, insurance premiums and product charges have been reduced by $29.7 million in 2006, $29.4 million in 2005 and $28.8 million in 2004 and insurance benefits have been reduced by $19.8 million in 2006, $15.5 million in 2005 and $14.7 million in 2004 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume certain life insurance business from EquiTrust Life. Under this agreement, life insurance inforce assumed totaled $142.0 million (0.4% of total life insurance in force) at December 31, 2006 and $129.3 million (0.5% of total life insurance in force) at December 31, 2005. In total, premiums and product charges assumed totaled $0.1 million in 2006 and 2005 and $0.2 million in 2004. Insurance benefits assumed totaled $1.2 million in 2006. We did not assume any benefits in 2005 and 2004.

Policy Provisions

An analysis of the value of insurance in force acquired is as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$49,118	$51,979	$54,300
Accretion of interest during the year	6,186	2,218	2,407
Amortization of asset	(9,644)	(5,079)	(4,728)

Balance prior to impact of net unrealized investment gains and losses	45,660	49,118	51,979
Impact of net unrealized investment gains and losses	(2,819)	(2,552)	(6,140)

Balance at end of year	$42,841	$46,566	$45,839

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2007—$2.7 million; 2008—$2.7 million; 2009—$2.7 million; 2010—$2.7 million; 2011—$2.6 million; and thereafter, through 2030—$32.3 million.

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

	December 31, 2006		December 31, 2005
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$240,726	$1,903	$206,486	$3,966
Return the greater of highest anniversary value or net deposits	167,348	104	122,764	188
Incremental death benefit	224,312	23,124	204,939	16,584

Total		$25,131		$20,738

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.9 million at December 31, 2006 and $0.8 million at December 31, 2005. The weighted average age of the contract holders with a GMDB or IDB rider was 59 years at December 31, 2006 and 58 years at December 31, 2005.

Incurred benefits for GMDBs and IDBs totaled $0.1 million for 2006, $0.6 million for 2005 and ($0.2) million for 2004. Paid benefits for GMDBs and IDBs totaled less than $0.1 million for 2006, 2005 and 2004.

6. Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Income tax expenses (credits) are included in the consolidated financial statements as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Taxes provided in consolidated statements of income on:
Income before minority interest in earnings of subsidiaries and equity income:
Current	$27,784	$20,963	$20,200
Deferred	5,972	9,843	708

	33,756	30,806	20,908

Equity income—current	612	656	752

Taxes provided in consolidated statement of changes in stockholder’s equity:
Change in net unrealized investment gains/losses—deferred	(23,042)	(23,228)	5,185
Adjustment resulting from capital transaction of equity investee—deferred	(31)	—	8
Adjustment to record underfunded status of other post-retirement benefit plans—deferred	(112)	—	—

	(23,185)	(23,228)	5,193

	$11,181	$8,234	$26,853

The effective tax rate on income before income taxes, minority interest in earnings of subsidiaries and equity income is different from the prevailing federal income tax rate as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Income before income taxes, minority interest in earnings of subsidiaries and equity income	$103,933	$94,423	$75,313

Income tax at federal statutory rate (35%)	$36,377	$33,048	$26,360
Tax effect (decrease) of:
Reversal of tax accruals no longer necessary based on events and analysis performed during the year	(525)	(525)	(4,502)
Tax-exempt dividend and interest income	(1,724)	(1,370)	(1,026)
Gain on dividend of home office properties	(369)	(369)	(369)
State income taxes	27	119	91
Other items	(30)	(97)	354

Income tax expense	$33,756	$30,806	$20,908

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

	December 31,
	2006	2005
	(Dollars in thousands)
Deferred income tax liabilities:
Fixed maturity and equity securities	$24,018	$47,341
Deferred policy acquisition costs	109,435	102,297
Value of insurance in force acquired	14,994	16,298
Property and equipment	2,976	2,114
Other	1,473	3,791

	152,896	171,841
Deferred income tax assets:
Future policy benefits	(48,513)	(49,242)
Accrued dividends	(3,900)	(3,864)
Accrued benefit and compensation costs	(5,029)	(6,654)
Other	(2,411)	(1,825)

	(59,853)	(61,585)

Deferred income tax liability	$93,043	$110,256

7. Credit Arrangements

EquiTrust Life and Farm Bureau Mutual have each extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one month LIBOR. There were no outstanding borrowings on these lines of credit at December 31, 2006 or 2005.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8. Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee’s compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.9 million in 2006 and $5.6 million in 2005 and $4.4 million in 2004.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee’s contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee’s contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.5 million in 2006 and $0.6 million in 2005 and 2004.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to retirees. See Note 1, “Significant Accounting Policies – Accounting Changes” for additional details regarding the impact of adopting Statement No. 158 for these plans. Postretirement benefit expense totaled $0.1 million for 2006, 2005 and 2004.

9. Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), Kansas Farm Bureau (through December 2005) and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF and Kansas Farm Bureau are both stockholders of FBL Financial Group, Inc. with the IFBF being FBL Financial Group, Inc.’s majority owner.

We leased office space from Farm Bureau Mutual through December 2005. Related lease expense totaled $0.7 million in 2005 and 2004.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $1.8 million in 2006, $2.0 million in 2005 and $2.3 million in 2004.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $3.2 million during 2006 and $3.1 million during 2005 and 2004 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $5.0 million during 2006 and 2005 and $4.8 million during 2004 related to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $7.2 million in 2006 and $7.3 million in 2005 and 2004 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2006, 2005 and 2004. We have similar

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

arrangements with the Kansas Farm Bureau and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.2 million in 2006 and $1.1 million in 2005 and 2004.

10. Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2006, management is not aware of any claims for which a material loss is reasonably possible. See Note 1, “Significant Accounting Policies—Recognition of Premium Revenue and Costs” for disclosure of a gain contingency relating to a lawsuit.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2006 is as follows: 2007—$1.7 million; 2008—$1.8 million; 2009—$1.9 million; 2010—$1.9 million, 2011—$1.9 million and thereafter, through 2013—$2.3 million. Rent expense for the lease totaled $1.8 million in 2006, $2.0 million in 2005 and $2.1 million in 2004. These amounts are net of $1.1 million in 2006, 2005 and 2004 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $6.6 million at December 31, 2006 and $7.6 million at December 31, 2005.

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.10% (5.45%) at December 31, 2006 and LIBOR plus 0.13% (4.49%) at December 31, 2005. There was $23.8 million outstanding on the line of credit at December 31, 2006 and $25.8 million at December 31, 2005. Interest income on the line of credit totaled $1.3 million during 2006, $0.9 million during 2005 and $0.4 million during 2004.

We have extended a line of credit in the amount of $10.0 million to EquiTrust Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one month LIBOR. There were no borrowings outstanding on the line of credit at December 31, 2006 or 2005.

We have guaranteed that we will maintain a minimum statutory capitalization level for EquiTrust Life, sufficient to maintain a favorable risk based capital ratio.

11. Statutory Information

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) changes in the fair value of call options are recorded as a component of derivative income rather than, prior to 2006, directly to surplus; (c) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (d) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (e) future policy

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (h) certain deferred income tax assets, agents’ balances and certain other assets designated as “non-admitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (i) revenues for interest sensitive, indexed and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers’ Accounting for Pensions,” rather than for vested employees only; (k) the financial statements of subsidiaries are consolidated rather than being accounted for under the equity method; and (l) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $49.3 million in 2006, $46.0 million in 2005 and $38.1 million in 2004. Our total statutory capital and surplus was $335.3 million at December 31, 2006 and $395.9 million at December 31, 2005.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. In addition, under the Iowa Insurance Holding Company Act, we may not pay an “extraordinary” dividend without prior notice to and approval by the Iowa Insurance Commissioner. An “extraordinary” dividend is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2007, the maximum amount legally available for distribution that we could pay to our parent company without further regulatory approval is $38.3 million, which is not available until December 2007 due to the timing and amount of dividend payments made during 2006.

12. Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) Traditional Annuity – Exclusive Distribution (“Exclusive Annuity”), (2) Traditional and Universal Life Insurance and (3) Variable. We also have various support operations and corporate capital that are aggregated into a Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. Beginning in the fourth quarter of 2005, the Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income (loss) represents net income excluding the impact of (1) realized and unrealized gains and losses on investments, (2) changes in net unrealized gains and losses on derivatives and (3) for 2006, a lawsuit settlement. The impact of realized and unrealized gains and losses on investments and unrealized gains and losses on derivatives also includes adjustments for that portion of amortization of deferred policy acquisition costs, deferred sales inducements, unearned revenue reserve and value of insurance in force acquired attributable to such gains or losses.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from period to period, and the lawsuit settlement in 2006 is a nonrecurring item. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches enhances the analysis of our results. We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Financial information concerning our operating segments is as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$146,180	$146,488	$134,768
Traditional and Universal Life Insurance	296,412	290,025	283,052
Variable	53,868	51,486	48,173
Corporate and Other	7,837	8,942	3,184

	504,297	496,941	469,177
Realized gains on investments(A)	13,850	3,036	7,427
Change in net unrealized gains/losses on derivatives(A)	65	(88)	295

Consolidated revenues	$518,212	$499,889	$476,899

Net investment income:
Traditional Annuity—Exclusive Distribution	$145,256	$145,672	$134,014
Traditional and Universal Life Insurance	126,841	125,699	122,014
Variable	13,595	13,896	12,848
Corporate and Other	5,950	7,588	1,324

Consolidated net investment income	$291,642	$292,855	$270,200

Depreciation and amortization:
Traditional Annuity—Exclusive Distribution	$7,738	$10,578	$6,160
Traditional and Universal Life Insurance	10,688	13,403	14,748
Variable	6,729	4,793	7,388
Corporate and Other	171	274	1,110

	25,326	29,048	29,406
Realized gains (losses) on investments, net(A)	(220)	208	484
Change in net unrealized gains/losses on derivatives(A)	(10)	—	9

Consolidated depreciation and amortization	$25,096	$29,256	$29,899

Pre-tax operating income (loss):
Traditional Annuity—Exclusive Distribution	$34,405	$33,098	$25,796
Traditional and Universal Life Insurance	49,808	48,841	44,533
Variable	5,498	3,775	1,085
Corporate and Other	6,964	7,798	(1,203)

	96,675	93,512	70,211
Income taxes on operating income	(31,215)	(30,499)	(19,132)
Realized gains on investments, net(A)	9,145	1,838	4,513
Change in net unrealized gains/losses on derivatives(A)	(120)	(49)	187
Lawsuit settlement	(3,172)	—	—

Consolidated net income	$71,313	$64,802	$55,779

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Assets:
Traditional Annuity—Exclusive Distribution	$2,482,447	$2,464,953	$2,308,362
Traditional and Universal Life	2,255,258	2,210,367	2,203,735
Variable	1,012,659	903,664	817,613
Corporate and Other	234,317	287,915	240,928

	5,984,681	5,866,899	5,570,638
Unrealized gains on investments, net(A)	48,271	114,020	179,730
Other classification adjustments	(32,972)	(60,458)	(4,961)

Consolidated assets	$5,999,980	$5,920,461	$5,745,407

(A)	Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and income taxes attributable to gains and losses on investments and derivatives.

Beginning in 2005, we changed the allocation of capital among our segments to be consistent with a change in how we manage capital at the segment level. This change, coupled with a refinement in the allocation of accrued investment income and certain other assets and liabilities among the segments, resulted in an increase (decrease) in investments in our segments as of January 1, 2005 as follows: Exclusive Annuity—$41.9 million; Traditional and Universal Life Insurance—($61.8) million; Variable—($11.7) million and Corporate and Other—$18.7 million. Accordingly, operating revenues and pre-tax operating income (loss) by segment for 2005 are impacted by the income on the investments transferred. An estimate of the impact of this asset transfer on operating revenues and pre-tax operating income (loss) for 2005 is as follows: Exclusive Annuity—$2.7 million; Traditional and Universal Life Insurance—($4.0) million; Variable—($0.8) million and Corporate and Other—$1.2 million.

Also beginning in 2005, we changed the method in which indirect expenses (those expenses for which we do not have a reliable basis such as time studies for allocating the costs) are allocated among the segments from a pro rata method based on allocated capital to a pro rata method based on direct expenses. The change in allocating indirect expenses was made in conjunction with our change in allocating capital to better reflect the effort and resources required to operate the separate segments. The exact impact of this change is not determinable as it was not practicable to calculate required capital under both the new and old capital allocation methodologies during 2005. The most significant impact of this change was to shift approximately $3.3 million in the year ended December 31, 2005 of other underwriting expenses from the Corporate and Other segment to the Traditional and Universal Life Insurance segment. The impact on the Exclusive Annuity and Variable segments is not believed to be significant with slight changes in other underwriting expenses resulting from this change.

Depreciation and amortization related to property, plant and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2006 and 2005 is allocated among the segments as follows: Exclusive Annuity ($3.8 million) and Traditional and Universal Life Insurance ($6.1 million).

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $440.9 million in 2006, $473.7 million in 2005 and $501.3 million in 2004. Our total life and annuity collected premiums are concentrated in the following states: Iowa (2006—30%, 2005—29%, 2004—30%), Kansas (2006—17%, 2005—20%, 2004—21%) and Oklahoma (2006—8%, 2005—8%, 2004—8%).

APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Increasing Death Benefit Option Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Level Death Benefit Option Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the

A-1

specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

A-2

APPENDIX B

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

Male, Non-Tobacco

	Policy Year

Issue Age	1	2	3	4	5	6	7+
10	3.30	2.75	2.20	1.65	1.10	0.55	0.00
20	4.48	3.73	2.98	2.24	1.49	0.65	0.00
30	6.29	5.24	4.19	3.14	1.97	0.80	0.00
40	9.65	8.04	6.43	4.74	2.64	1.08	0.00
50	15.44	12.87	10.30	6.86	3.81	1.55	0.00
60	33.71	24.44	16.79	10.64	5.87	2.36	0.00
70	34.49	24.52	16.50	10.23	5.51	2.16	0.00
80	34.49	23.18	14.70	8.56	4.32	1.58	0.00
Male, Tobacco

	Policy Year

Issue Age	1	2	3	4	5	6	7+
10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
20	7.20	6.00	4.80	3.27	1.82	0.74	0.00
30	10.49	8.74	6.54	4.19	2.33	0.95	0.00
40	16.64	13.17	9.12	5.83	3.24	1.32	0.00
50	26.80	19.59	13.50	8.59	4.75	1.92	0.00
60	34.49	24.80	16.90	10.62	5.80	2.31	0.00
70	34.49	24.14	15.99	9.75	5.17	1.99	0.00
80	34.49	22.65	14.05	8.00	3.96	1.42	0.00
Female, Non-Tobacco

	Policy Year

Issue Age	1	2	3	4	5	6	7+
10	3.18	2.65	2.12	1.59	1.06	0.52	0.00
20	3.40	2.83	2.26	1.70	1.13	0.57	0.00
30	4.82	4.02	3.22	2.41	1.61	0.74	0.00
40	7.19	5.99	4.79	3.59	2.37	0.96	0.00
50	10.78	8.98	7.18	5.39	3.29	1.33	0.00
60	26.16	20.13	13.89	8.84	4.90	1.98	0.00
70	34.49	24.81	16.90	10.61	5.80	2.31	0.00
80	34.49	23.76	15.45	9.23	4.78	1.80	0.00

B-1

Female, Tobacco

	Policy Year

Issue Age	1	2	3	4	5	6	7+
10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
20	4.66	3.88	3.10	2.33	1.55	0.65	0.00
30	6.84	5.70	4.56	3.42	1.99	0.81	0.00
40	10.40	8.67	6.94	4.77	2.66	1.08	0.00
50	15.49	12.91	10.33	6.66	3.70	1.50	0.00
60	31.03	22.52	15.49	9.83	5.43	2.19	0.00
70	34.49	24.68	16.72	10.45	5.67	2.24	0.00
80	34.49	23.55	15.19	9.00	4.62	1.72	0.00
Unisex, Non-Tobacco

	Policy Year

Issue Age	1	2	3	4	5	6	7+
10	3.30	2.75	2.20	1.65	1.10	0.54	0.00
20	4.26	3.55	2.84	2.13	1.42	0.64	0.00
30	5.99	4.99	3.99	2.99	1.94	0.79	0.00
40	9.14	7.62	6.10	4.57	2.59	1.05	0.00
50	14.50	12.08	9.66	6.66	3.70	1.50	0.00
60	32.38	23.49	16.15	10.25	5.66	2.28	0.00
70	34.49	24.59	16.59	10.32	5.58	2.20	0.00
80	34.49	23.34	14.90	8.75	4.45	1.64	0.00
Unisex, Tobacco

	Policy Year

Issue Age	1	2	3	4	5	6	7+
10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
20	6.68	5.57	4.46	3.18	1.78	0.72	0.00
30	9.76	8.13	6.34	4.06	2.26	0.92	0.00
40	15.36	12.66	8.77	5.60	3.12	1.27	0.00
50	24.41	18.59	12.82	8.16	4.52	1.83	0.00
60	34.49	24.85	16.97	10.69	5.86	2.34	0.00
70	34.49	24.28	16.18	9.94	5.30	2.06	0.00
80	34.49	22.98	14.46	8.36	4.20	1.53	0.00

B-2

PART C

OTHER INFORMATION

Item 26. Exhibits

a.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)

b.	None.

c.	(1)	Underwriting Agreement.(3)

	(2)	Career Agent’s Contract.(3)

	(3)	Commission Schedules. (See Exhibit 3(b) above.)(3)

	(4)	Paying Agent Agreement.(3)

d.	(1)	Policy Form.(5)

	(2)	Universal Cost of Living Increase Rider.(5)

	(3)	Universal Waiver of Charges Rider.(5)

	(4)	Universal Convertible Term Life Insurance Rider.(5)

	(5)	Universal Children’s Term Life Insurance Rider.(5)

	(6)	Death Benefit Guarantee Rider.(5)

	(7)	Universal Guaranteed Insurability Option Rider.(5)

e.	(1)	Application Form.(5)

	(2)	Suitability Supplement.(5)

f.	(1)	Certificate of Incorporation of the Company.(1)

	(2)	By-Laws of the Company.(1)

g.	(1)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(7)

	(2)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(7)

	(3)	Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(7)

	(4)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Generali USA Life Reassurance Company.(9)

	(5)	Reinsurance Agreement between Farm Bureau Life Insurance Company and RGA Reinsurance Company.(9)

	(6)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Munich American Reassurance Company.(9)

h.	(1)	Participation Agreement relating to Equitrust Variable Insurance Series Fund.(1)

(a) Amended Participation Agreement.(10)

	(2)	Participation Agreement relating to Fidelity Variable Insurance Products Fund.(2)

(a) Amended Schedule to Participation Agreement.(4)

	(3)	Participation Agreement relating to Fidelity Variable Insurance Products Fund II.(2)

(a) Amended Schedule to Participation Agreement.(4)

	(4)	Participation Agreement relating to Fidelity Variable Insurance Products Fund III.(2)

(a) Amended Schedule to Participation Agreement.(4)

(b) Service Contract.(4)

	(5)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(2)

(a) Amended Schedule to Participation Agreement.(4)

	(6)	Participation Agreement relating to American Century Funds.(8)

(a) Amendment to Shareholder Services Agreement.(8)

(b) Form of Amendment to Participation Agreement.(9)

(c) Form of Amendment to Shareholder Services Agreement.(9)

	(7)	Participation Agreement relating to Dreyfus Funds.(4)

(a) Amended Schedule to Participation Agreement.(8)

(b) Supplemental Agreement.(10)

	(8)	Participation Agreement relating to Franklin Templeton Funds.(4)

(a) Amendment to Participation Agreement.(8)

	(9)	Participation Agreement relating to JP Morgan Series Trust II.(4)

(a) Amendment to Fund Participation Agreement(10)

	(10)	Participation Agreement relating to Summit Pinnacle Series.(4)

i.	None.

j.	(1)	Fidelity Shareholder Information Agreement (Rule 22c-2).(10)

	(2)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(10)

	(3)	American Century Shareholder Information Agreement (Rule 22c-2).(10)

	(4)	Franklin Templeton Shareholder Information Agreement (Rule 22c-2).(10)

	(5)	Summit Shareholder Information Agreement (Rule 22c-2).(10)

k.	Opinion and Consent of Stephen M. Morain, Esquire.(10)

l.	Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(10)

m.	None.

n.	(1)	Consentof Ernst & Young LLP(10)

	(2)	Consentof Sutherland Asbill & Brennan LLP(10)

o.	Financial Statement Schedules.(10)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and
Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

p.	None.

q.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(10)

(1)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.
(2)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.
(5)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.
(6)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on August 13, 2002.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2005.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 28, 2006.
(10)	Filed herein.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices

Eric K. Aasmundstad	Director

Steve L. Baccus	Director

William C. Bruins	Director

Alan L. Foutz	Director

Doug Gronau	Director

Daniel L. Johnson	Director

G. Steven Kouplen	Director

Perry E. Livingston	Director

David L. McClure	Director

Charles E. Norris	Director

Keith R. Olsen	Director

Kevin D. Paap	Director

Frank S. Priestley	Director

Kevin G. Rogers	Director

Calvin Rozenboom	Director

Phillip J. Sundblad	Director

Scott E. VanderWal	Director

Michael S. White	Director

Craig A. Lang	President and Director

Leland J. Hogan	Vice President and Director

James W. Noyce	Chief Executive Officer

Dennis J. Presnall	Senior Vice President and Secretary

Stephen M. Morain	Senior Vice President and General Counsel

JoAnn Rumelhart	Executive Vice President

James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer

Douglas W. Gumm	Vice President—Information Technology

John M. Paule	Vice President

Lou Ann Sandburg	Vice President—Investments and Assistant Treasurer

David T. Sebastian	Vice President—Sales and Marketing

Donald J. Seibel	Vice President—Finance

Bruce A. Trost	Vice President

Name and Principal Business Address*	Positions and Offices

Paul Grinvalds	Vice President—Life Administration

Steven M. Knutzen	Life, P/C Sales Support Vice President

David A. McNeill	Vice President—Assistant General Counsel—Life

Dennis M. Marker	Vice President—Investment Administration

James M. Mincks	Vice President—Human Resources

James A. Pugh	Vice President—Assistant General Counsel

Scott S. Shuck	Vice President—Marketing Services

Robert A. Simons	Vice President—Assistant General Counsel—Securities

James J. Streck	Vice President—Life Underwriting/Issue/Alliance Administration

Lynn E. Wilson	Vice President—Life Sales

Cyrus S. Winters	Vice President—Agency and Administration

Rod Babbitt	Regional Vice President

Laura Kellen Beebe	Securities Vice President

Christopher G. Daniels	Life Product Development and Pricing Vice President, Illustration Actuary

James F. Dawson	Agency Development Vice President

Rich Duryea	Regional Vice President

Charles T. Happel	Securities Vice President

Gary D. Harms	Agency Administration Vice President

Danielle Kuhn	Accounting Vice President

Ronnie G. Lee	Regional Vice President

Dwayne McGraw	Vice President—Corporate Actuarial, Appointed Actuary

John F. Mottet	Regional Vice President

Richard Murdock	Regional Vice President

Gregory J. Ongna	Director Life Sales

Kenneth (Kip) G. Peters	Enterprise Information Protection Vice President

Larry Riley	Regional Vice President

Robert J. Rummelhart	Investment Vice President

Jan Sewright	Insurance Accounting Vice President

Douglas V. Shelton	Tax and Benefits Vice President

Christopher T. Shryack	Life Sales Vice President

Roger PJ Soener	Investment Vice President, Real Estate

Blake D. Weber	Sales Services Vice President

Name and Principal Business Address*	Positions and Offices

Scott Yerington	Regional Vice President

Ronald R. Tryon	Vice President

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 28. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL FINANCIAL GROUP, INC.

Ownership Chart

01/01/07

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) EquiTrust Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of EquiTrust Marketing Services, LLC

Name and Principal Business Address*	Positions and Offices

David T. Sebastian	President and Manager

James W. Noyce	Chief Executive Officer and Manager

James P. Brannen	Chief Financial Officer, Treasurer and Manager

JoAnn Rumelhart	Executive Vice President and Manager

Stephen M. Morain	Senior Vice President, General Counsel and Manager

John M. Paule	Executive Vice President and Manager

Lou Ann Sandburg	Vice President—Investments, Assistant Treasurer and Manager

Dennis M. Marker	Chief Compliance Officer, Vice President—Investment Administration and Manager

Robert A. Simons	Vice President—Assistant General Counsel—Securities

Kenneth (Kip) G. Peters	Enterprise Information Protection Vice President

Douglas V. Shelton	Tax and Benefits Vice President

Kristi Rojohn	Investment Compliance Vice President and Secretary

Julie M. McGonegle	Investment Product Vice President

Deborah K. Peters	Director, Broker/Dealer Compliance and Market Conduct

Lisa Altes	Director, Mutual Funds Business Development

Rob Ruisch	Mutual Fund Accounting Director

Barbara A. Bennett	Director, Treasury Services

Thomas J. Faulconer	OSJ Principal (Indiana)

Name and Principal Business Address*	Positions and Offices

Karen Garza	Assistant Secretary

Jennifer Morgan	Assistant Secretary

Sara Welp	Assistant Secretary

Jodi Winslow	Assistant Secretary

*	The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation*
EquiTrust Marketing Services, LLC	$7,083,531	NA	NA	$171,792

*	Registered representative fees.

Item 31. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 33. Fee Representation

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Farm Bureau Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 27th day of April, 2007.

FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ Craig A. Lang
Craig A. Lang
President
Farm Bureau Life Insurance Company

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Craig A. Lang
Craig A. Lang
President
Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ Craig A. Lang	President and Director [Principal Executive Officer]	April 27, 2007
Craig A. Lang

/s/ James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer [Principal Financial and Accounting Officer]	April 27, 2007
James P. Brannen

*	Director	April 27, 2007
Eric K. Aasmundstad

*	Director	April 27, 2007
Steve L. Baccus

*	Director	April 27, 2007
William C. Bruins

*	Director	April 27, 2007
Alan L. Foutz

*	Director	April 27, 2007
Doug Gronau

*	Vice President and Director	April 27, 2007
Leland J. Hogan

*	Director	April 27, 2007
Daniel L. Johnson

Signature	Title	Date
*	Director	April 27, 2007
G. Steven Kouplen

*	Director	April 27, 2007
Perry E. Livingston

*	Director	April 27, 2007
David L. McClure

*	Director	April 27, 2007
Charles E. Norris

*	Director	April 27, 2007
Keith R. Olsen

*	Director	April 27, 2007
Kevin J. Paap

*	Director	April 27, 2007
Frank S. Priestley

*	Director	April 27, 2007
Kevin G. Rogers

*	Director	April 27, 2007
Calvin Rozenboom

*	Director	April 27, 2007
Phillip J. Sundblad

*	Director	April 27, 2007
Scott E. VanderWal

*	Director	April 27, 2007
Michael S. White

*By:	/s/ Stephen M. Morain
Stephen M. Morain
Attorney-In-Fact
Pursuant to Power of Attorney.